As filed with the Securities and Exchange Commission on April 27, 2005

                                        1933 Act Registration No.333-79415
                                        1940 Act Registration No.811-09357

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

         Pre-Effective Amendment No.                                   [ ]
         Post-Effective Amendment No.   10                             [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

         Amendment No.    10                                           [X]

                           JNLNY VARIABLE FUND I LLC
               (Exact Name of Registrant as Specified in Charter)

           225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 338-5801 with a copy to:

Susan S. Rhee, Esq.                 Jorden Burt LLP
JNLNY Variable Fund I LLC           1025 Thomas Jefferson Street, N.W.
1 Corporate Way                     Suite 400 East
Lansing, Michigan  48951            Washington, D.C. 20007
                                    Attn:  Joan Boros
                                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

 ___ immediately upon filing pursuant to paragraph (b)

 _X_ on May 2, 2005 pursuant to paragraph (b)

 ___ 60 days after filing pursuant to paragraph (a)(1)

 ___ on (date) pursuant to paragraph (a)(1)

 ___ 75 days after filing pursuant to paragraph (a)(2)

 ___ on (date) pursuant to paragraph (a)(2) of Rule 485.

      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            JNLNY VARIABLE FUND I LLC
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                             Caption in Prospectus or
                                             Statement of Additional
                                             Information relating to
N-1A Item                                    each Item
---------                                    -----------------------------

Part A.  Information Required in a Prospectus   Prospectus

1.  Front and Back Cover Pages                  Front and Back Cover Pages

2.  Risk/Return Summary:  Investments,          About the Fund of the JNL
    Risks, and Performance                              Variable Fund LLC

3.  Risk/Return Summary:  Fee Table             About the Fund of the JNL
    Risks, and Performance                      Variable Fund LLC

4.  Investment Objectives, Principal            About the Fund of the JNL
    Investment Strategies, Related Risks        Variable Fund LLC; Market Timing
    And Disclosure of Portfolio Holdings        Policy

5.  Management, Organization and Capital        Management of the JNL Variable
    Structure                                   Fund; Investment in Fund
                                                Interests

6.  Shareholder Information                     Investment in Fund Interests;
                                                Redemption of Fund Interests;
                                                Tax Status

7.  Distribution Arrangements                   Rule 12b-1 Plan

8.  Financial Highlights Information            Financial Highlights


Part B. Information Required in a Statement     Statement of
of Additional Information                       Additional Information

9. Cover Page and Table Of Contents             Cover Page and Table of Contents

10. Fund History                                General Information and History

11. Description of the Fund and Its             Common Types of Investments and
    Investments and Risks                       Management Practices; Additional
                                                Risk Considerations; Investment
                                                Restrictions Applicable to All
                                                Funds

12. Management of the Fund                      Managers and Officers of the
                                                JNLNY Variable Fund

13. Control Persons and Principal Holders       Managers and Officers of the
    of Securities                               JNLNY Variable
                                                Fund; Ownership of Managers of
                                                Shares in the Funds of the JNLNY
                                                Variable Fund; Principal Holders
                                                of the Funds' Interests

14. Investment Advisory and Other Services      Investment Adviser, Sub-Adviser
                                                and Other Service Providers

15. Portfolio Managers                          Portfolio Manager Compensation
                                                Structure

16. Brokerage Allocation and Other Practices    Fund Transactions and Brokerage

17. Capital Stock and Other Securities          Purchases, Redemptions and
                                                Pricing of Interests

18. Purchase, Redemption and Pricing of         Purchases, Redemptions and
    Shares                                      Pricing of Interests

19. Taxation of the Fund                        Tax Status

20. Underwriters                                The Distributor; Rule 12b-1 Plan

21. Calculation of Performance Data             Not Applicable

22. Financial Statements                        Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                                   PROSPECTUS


                                   May 2, 2005


                           JNLNYSM VARIABLE FUND I LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNLNY Variable Fund I LLC (JNLNY Variable Fund). The JNLNY Variable Fund offers interests in separate Funds, which are comprised of JNL/Mellon Capital Management Funds.

The interests of JNLNY Variable Fund are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts. JNLNY Variable Fund currently offers interests in the following separate Funds, each with its own investment objective.


         JNL/Mellon Capital Management The DowSM 10 Fund JNL/Mellon Capital Management The S&P(R) 10 Fund JNL/Mellon Capital Management Global 15 Fund JNL/Mellon Capital Management 25 Fund
         JNL/Mellon Capital Management Select Small-Cap Fund JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED JNLNY VARIABLE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

For more detailed information about JNLNY Variable Fund and the separate Funds, see JNLNY Variable Fund's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.

"Dow Jones(R)," "Dow Jones Industrial AverageSM," "DJIASM" "The DowSM" and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to JNL Variable Fund and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management The Dow SM 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management The Dow SM 10 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management The Dow SM 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management The Dow SM 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management The Dow SM 10 Fund.

o Consider the needs of the JNL/Mellon Capital Management The Dow SM 10 Fund or the owners of the JNL/Mellon Capital Management The Dow SM 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o    THE RESULTS TO BE OBTAINED BY THE  JNL/MELLON  CAPITAL  MANAGEMENT THE
          DOW SM 10 FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT THE DOW SM 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company(R). The JNL/Mellon Capital Management The S&P(R) 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


"The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Nasdaq(R) 15 Fund has not passed on the Corporations as to its legality or suitability. The JNL/MelloN Capital Management Nasdaq(R) 15 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND.


"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value LinE Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The JNL/Mellon Capital Management Value Line(R) 25 Fund is not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management Value Line(R) 25 Fund. Jackson National Life Insurance Company is not affiliated with any Value LinE Company.

"JNL(R)," "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.



                                TABLE OF CONTENTS

About the Funds of the JNLNY Variable Fund I LLC................................................................. 1

         JNL/Mellon Capital Management The DowSM 10 Fund......................................................... 1

         JNL/Mellon Capital Management The S&P(R) 10 Fund.........................................................4

         JNL/Mellon Capital Management Global 15 Fund............................................................ 7

         JNL/Mellon Capital Management 25 Fund.................................................................. 11

         JNL/Mellon Capital Management Select Small-Cap Fund.................................................... 15


         JNL/Mellon Capital Management Nasdaq(R) 15 Fund........................................................ 22


         JNL/Mellon Capital Management Value Line(R) 25 Fund.................................................... 33

         More About the Investment Objectives and Risks of All Funds............................................ 19

Management of the JNLNY Variable Fund........................................................................... 21

         Investment Adviser..................................................................................... 21

         Investment Sub-Adviser................................................................................. 21

Administrative Fee.............................................................................................. 22

Classes of Shares............................................................................................... 22

Rule 12b-1 Plan................................................................................................. 23

Investment in Fund Interests.................................................................................... 23

Market Timing Policy............................................................................................ 24

Redemption of Fund Interests.................................................................................... 24

Tax Status...................................................................................................... 25

         General................................................................................................ 25

         Contract Owners........................................................................................ 25

         Internal Revenue Services Diversification Requirements................................................. 25

Hypothetical Performance Data for the JNL/Mellon Capital Management Strategies.................................. 26

Financial Highlights............................................................................................ 25


                      (This page intentionally left blank.)


                ABOUT THE FUNDS OF THE JNLNY VARIABLE FUND I LLC

JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND (formerly JNL/Curian The DowSM
10 Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital
Management The DowSM 10 Fund (The Dow 10 Fund) is total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Dow 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average (DJIA) which have the highest dividend yields on or about the business day before each "Stock
Selection Date." The ten companies are selected only once annually, on or about
January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock
Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

PRINCIPAL RISKS OF INVESTING IN THE DOW 10 FUND. An investment in The Dow 10
Fund is not guaranteed. As with any mutual fund, the value of The Dow 10 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because The Dow 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Dow 10 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow 10 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Dow 10 Fund's strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The Dow 10 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow 10 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The
Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon
Capital") replaced Curian Capital, LLC as the sub-adviser to this Fund. Returns shown for the period prior to February 18, 2004, reflect the results achieved by prior sub-advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31


26.03%            3.04%
[insert chart]
2003              2004


During the period covered, the Fund's highest quarterly return was 20.30% (2nd quarter of 2003) and its lowest quarterly return was 12.21% (1st quarter of
2003).

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AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

---------------------------------------------------------------------- --------------------- --------------------
                                                                              1 YEAR            LIFE OF FUND*
---------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management The DowSM 10 Fund (Class A)                       3.04%               16.61%
Dow Jones Industrial Average                                                    5.31%               16.80%

---------------------------------------------------------------------- --------------------- --------------------

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

*The Fund began operations on July 22, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES       NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDSNOT APPLICABLE
         DEFERRED SALES LOAD                           NOT APPLICABLE
         REDEMPTION FEE                                NOT APPLICABLE
         EXCHANGE FEE                                  NOT APPLICABLE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------- --------------------- -------------------- -
------------------------------------------------------------------------------------------ ------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ ------------------------
------------------------------------------------------------------------------------------ ------------------------

Management/Administrative Fee*                                                                      0.52%

------------------------------------------------------------------------------------------ ------------------------
------------------------------------------------------------------------------------------ ------------------------

12b-1 Service Fee                                                                                   0.20%

------------------------------------------------------------------------------------------ ------------------------
------------------------------------------------------------------------------------------ ------------------------

Other Expenses                                                                                      0.00%

------------------------------------------------------------------------------------------ ------------------------
------------------------------------------------------------------------------------------ ------------------------

Total Fund Annual Operating Expenses                                                                0.72%

------------------------------------------------------------------------------------------ ------------------------



* This fee reflects a reduction in connection with the approval of Mellon
Capital as the new sub-adviser to the Fund, which took place on February 18, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contract and the Separate
Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

1 Year                                                                                             $74

-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

3 Years                                                                                           $230

-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

5 Years                                                                                           $401

-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

10 Years                                                                                          $894

-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Dow 10 Fund invests in the common stock of ten companies included in the DJIA. The ten common stocks are chosen on or about the business day before each Stock Selection Date as follows:

     o the sub-adviser determines the dividend yield on each common stock in the DJIA on or about the business day before the Stock Selection Date; and

     o the sub-adviser allocates approximately equal amounts of The Dow 10 Fund to the ten companies in the DJIA that have the highest dividend yield.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the ten common stocks selected. Between Stock Selection Dates, The Dow 10 Fund purchases and sells common stocks of the ten selected companies approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

To effectively manage cash inflows and outflows, The Dow 10 Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Dow 10 Fund may also invest to some degree in money market instruments.

The stocks in The Dow 10 Fund are not expected to reflect the entire DJIA nor track the movements of the DJIA.

The performance of The Dow 10 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about The Dow 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND (formerly JNL/Curian The S&P(R) 10 Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management The S&P(R) 10 Fund (The S&P 10 Fund) is total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The S&P 10 Fund seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index, on or about the last business day before each "Stock Selection Date." The screening process is described in the section entitled "Additional Information About the Principal Investment Strategies, Other Investments and Risks of the Fund." The ten companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

PRINCIPAL RISKS OF INVESTING IN THE S&P 10 FUND. An investment in The S&P 10 Fund is not guaranteed. As with any mutual fund, the value of The S&P 10 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because The S&P 10 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The S&P 10 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The S&P 10 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The S&P 10 Fund's total return and share price.

     o LIMITED MANAGEMENT. The S&P 10 Fund's strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The S&P 10 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the ten selected companies, between Stock Selection Dates. As compared to other funds, this could subject The S&P 10 Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The S&P 10 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting common stocks that have low share prices relative to the issuers' sales. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that negative factors that may have caused the issuer's stock price to be low in relation to the issuer's sales will not continue, or will not result in a decline in the issuer's stock price.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC as the sub-adviser to this Fund. Returns shown for the period prior to February 18, 2004, reflect the results achieved by prior sub-advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

19.09%            17.94%
[insert chart]
2003              2004



During the period covered, the Fund's highest quarterly return was 13.58% (4th quarter of 2003) and its lowest quarterly return was -0.67% (2nd quarter of
2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

----------------------------------------------------------------------- --------------------- -------------------
                                                                               1 YEAR           LIFE OF FUND*
----------------------------------------------------------------------- --------------------- -------------------

JNL/Mellon Capital Management The S&P(R) 10 Fund (Class A)                      17.94%               13.41%
S&P 500 Index                                                                   10.88%               19.40%

----------------------------------------------------------------------- --------------------- -------------------

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is described to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*The Fund began operations on July 22, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS     NOT APPLICABLE
         DEFERRED SALES LOAD                                    NOT APPLICABLE
         REDEMPTION FEE                                         NOT APPLICABLE
         EXCHANGE FEE                                           NOT APPLICABLE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------- --------------------- --------------------
------------------------------------------------------------------------------------- ----------------------------
                                                                                                CLASS A
------------------------------------------------------------------------------------- ----------------------------
------------------------------------------------------------------------------------- ----------------------------

Management/Administrative Fee*                                                                    0.52%

------------------------------------------------------------------------------------- ----------------------------
------------------------------------------------------------------------------------- ----------------------------

12b-1 Service Fee                                                                                 0.20%

------------------------------------------------------------------------------------- ----------------------------
------------------------------------------------------------------------------------- ----------------------------

Other Expenses                                                                                    0.01%

------------------------------------------------------------------------------------- ----------------------------
------------------------------------------------------------------------------------- ----------------------------

Total Fund Annual Operating Expenses                                                              0.73%

------------------------------------------------------------------------------------- ----------------------------


* This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund, which took place on February 18, 2004.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contract and the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

1 Year                                                                                           $75

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

3 Years                                                                                         $233

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

5 Years                                                                                         $406

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

10 Years                                                                                        $906

------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND.
The S&P 10 Fund consists of a portfolio of 10 common stocks selected on or about the business day before each Stock Selection Date through the following process:

     o the sub-adviser ranks the companies in the S&P 500 Index by market capitalization;

     o the sub-adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;

     o from the remaining companies, the sub-adviser selects the half with the lowest price to sales ratio;

     o from the remaining companies, the sub-adviser selects the ten common stocks with the greatest one year price appreciation; and

     o the sub-adviser allocates approximately equal amounts of The S&P 10 Fund to the selected ten common stocks.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the ten common stocks selected. Between Stock Selection Dates, when cash inflows or outflows require, The S&P 10 Fund purchases and sells common stocks of the ten selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

To effectively manage cash inflows and outflows, The S&P 10 Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The S&P 10 Fund may also invest to some degree in money market instruments.

The stocks in The S&P 10 Fund are not expected to reflect the entire S&P 500 Index nor track the movements of the S&P 500 Index.

The performance of The S&P 10 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about The S&P 10 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON  CAPITAL  MANAGEMENT  GLOBAL 15 FUND (formerly  JNL/Curian  Global 15
Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Global 15 Fund (Global 15 Fund) is total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Global 15 Fund seeks to achieve its objective by investing in the common stocks of certain companies that are components of the Dow Jones Industrial AverageSM (DJIA), the Financial Times Ordinary Index (FT30 Index or Financial Times 30 Index) and the Hang Seng Index. The Global 15 Fund consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index, on or about the last business day before each "Stock Selection Date." The fifteen companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

PRINCIPAL RISKS OF INVESTING IN THE GLOBAL 15 FUND. An investment in the Global 15 Fund is not guaranteed. As with any mutual fund, the value of the Global 15 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Global 15 Fund invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Global 15 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Global 15 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Global 15 Fund's total return and share price.

     o FOREIGN INVESTING RISK. Because the Global 15 Fund invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. In particular, because the Global 15 Fund is concentrated in the securities of United Kingdom and Hong Kong issuers, any economic development that negatively affects the United Kingdom or Hong Kong may have an adverse effect on issuers contained in the Global 15 Fund. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.
          Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Global 15 Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Global 15 Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Global 15 Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIMITED MANAGEMENT. The Global 15 Fund's strategy of investing in fifteen companies according to criteria determined on a Stock Selection Date prevents the Global 15 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the fifteen selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Global 15 Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy or foreign economies to which the Fund's investments are exposed, experience downturns. The investment strategy may also prevent the Global 15 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC as the sub-adviser to this Fund. Returns shown for the period prior to February 18, 2004, reflect the results achieved by prior sub-advisers.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

29.98%            27.17%
[insert chart]
2003              2004




During the period covered, the Fund's highest quarterly return was 23.20% (2nd quarter of 2003) and its lowest quarterly return was -3.04% (2nd quarter of
2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004


---------------------------------------------------------------------- --------------------- -----------------------
                                                                              1 YEAR             LIFE OF FUND*
---------------------------------------------------------------------- --------------------- -----------------------

JNL/Mellon Capital Management Global 15 Fund (Class A)                         27.17%               21.46%
Dow Jones Industrial Average                                                    5.31%               16.80%
Financial Times 30 Index+                                                       8.44%                2.26%
Hang Seng Stock Index                                                          17.14%               19.48%
MSCI DTR World Index                                                           14.72%               17.65%

---------------------------------------------------------------------- --------------------- -----------------------

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Financial Times 30 Index is comprised of 30 leading U.K. companies chosen to be representative of British industry.

The Hang Seng Stock Index is a capitalization-weighted index of 33 companies that represent approximately 70 percent of the total market capitalization of the Stock Exchange of Hong Kong.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April
2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

*The Fund began operations on July 22, 2002.

+ Returns do not include the effect of foreign currency translations to U.S.
dollars.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS     NOT APPLICABLE
         DEFERRED SALES LOAD                                    NOT APPLICABLE
         REDEMPTION FEE                                         NOT APPLICABLE
         EXCHANGE FEE                                           NOT APPLICABLE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

----------------------------------------------------------------------------------- ----------------------------
                                                                                              CLASS A
----------------------------------------------------------------------------------- ----------------------------
----------------------------------------------------------------------------------- ----------------------------

Management/Administrative Fee*                                                                 0.57%

----------------------------------------------------------------------------------- ----------------------------
----------------------------------------------------------------------------------- ----------------------------

12b-1 Service Fee                                                                              0.20%

----------------------------------------------------------------------------------- ----------------------------
----------------------------------------------------------------------------------- ----------------------------

Other Expenses                                                                                 0.01%

----------------------------------------------------------------------------------- ----------------------------
----------------------------------------------------------------------------------- ----------------------------

Total Fund Annual Operating Expenses                                                           0.78%

----------------------------------------------------------------------------------- ----------------------------



* This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund, which took place on February 18, 2004.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contract and the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------------- ---------------------------

1 Year                                                                                            $80

------------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------------- ---------------------------

3 Years                                                                                          $249

------------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------------- ---------------------------

5 Years                                                                                          $433

------------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------------- ---------------------------

10 Years                                                                                         $966

------------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Global 15 Fund invests in the common stock of fifteen companies included in the DJIA, the FT30 Index and the Hang Seng Index. The fifteen common stocks are chosen on or about the business day before each Stock Selection Date as follows:

     o the sub-adviser determines the dividend yield on each common stock in the DJIA, the FT30 Index and the Hang Seng Index;

     o the sub-adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index; and

     o out of those companies, the sub-adviser allocates approximately equal amounts of the Global 15 Fund to the common stocks of the five companies in each index with the lowest price per share.

For the purpose of determining allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the fifteen common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the Global 15 Fund purchases and sells common stocks of the fifteen selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

To effectively manage cash inflows and outflows, the Global 15 Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Global 15 Fund may also invest to some degree in money market instruments.

The performance of the Global 15 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Global 15 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON CAPITAL MANAGEMENT 25 FUND (formerly JNL/Curian 25 Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management 25 Fund (25 Fund) is total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The 25 Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (NYSE), on or about the last business day before each "Stock Selection Date." The 25 companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

PRINCIPAL RISKS OF INVESTING IN THE 25 FUND. An investment in the 25 Fund is not guaranteed. As with any mutual fund, the value of the 25 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the 25 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of or all of the companies in which the 25 Fund may invest may be small capitalization company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the 25 Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The 25 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the 25 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the 25 Fund's total return and share price.

     o LIMITED MANAGEMENT. The 25 Fund's strategy of investing in 25 companies according to criteria determined on a Stock Selection Date prevents the 25 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 25 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the 25 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the 25 Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting large capitalization common stocks that have high dividend yields relative to other capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC as the sub-adviser to this Fund. Returns shown for the period prior to February 18, 2004, reflect the results achieved by prior sub-advisers.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

32.24%                  21.96%
[insert chart]
2003                    2004




During the period covered, the Fund's highest quarterly return was 19.93% (4th quarter of 2003) and its lowest quarterly return was 1.00% (3rd quarter of
2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004


------------------------------------------------------------------------- --------------------- -------------------
                                                                                 1 YEAR           LIFE OF FUND*
------------------------------------------------------------------------- --------------------- -------------------

JNL/Mellon Capital Management 25 Fund (Class A)                                   21.96%               23.17%
S&P MidCap 400/Barra Value Index                                                  19.01%               25.70%
S&P 500 Index                                                                     10.88%               19.40%

------------------------------------------------------------------------- --------------------- -------------------

The S&P MidCap 400/Barra Value Index is a capitalization-weighted index of all stocks in the Standard & Poor's 400 that have low price-to-book ratios.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is described to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*The Fund began operations on July 22, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS     NOT APPLICABLE
         DEFERRED SALES LOAD                                    NOT APPLICABLE
         REDEMPTION FEE                                         NOT APPLICABLE
         EXCHANGE FEE                                           NOT APPLICABLE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------- --------------------------
                                                                                               CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------

Management/Administrative Fee*                                                                  0.52%

------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------

12b-1 Service Fee                                                                               0.20%

------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------

Other Expenses                                                                                  0.01%

------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------

Total Fund Annual Operating Expenses                                                            0.73%

------------------------------------------------------------------------------------- --------------------------



* This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund, which took place on February 18, 2004.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contract and the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

1 Year                                                                                             $75

-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

3 Years                                                                                           $233

-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

5 Years                                                                                           $406

-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------

10 Years                                                                                          $906

-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The 25 Fund consists of a portfolio of 25 common stocks selected through the following five-step process on or about the business day before each Stock Selection Date:


     o the sub-adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships and any stock included in the Dow Jones Industrial AverageSM);


     o those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

     o those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

     o from the remaining 75 stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o the sub-adviser allocates approximately equal amounts of the 25 Fund to the 25 common stocks selected for the portfolio.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 25 common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the 25 Fund purchases and sells common stocks of the 25 selected companies according to the percentage relationship among the common stocks established at the Stock Selection Date.

To effectively manage cash inflows and outflows, the 25 Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The 25 Fund may also invest to some degree in money market instruments.

The performance of the 25 Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the 25 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON  CAPITAL  MANAGEMENT  SELECT  SMALL-CAP  FUND  (formerly   JNL/Curian
Small-Cap Fund)


INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Select Small-Cap Fund (Select Small-Cap Fund) is total return through capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, the Select Small-Cap Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq), on or about the last business day before each "Stock Selection Date." The Fund deems a small cap company to be one with a market capitalization between $250 million and $1.5 billion. These companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

PRINCIPAL RISKS OF INVESTING IN THE SELECT SMALL-CAP FUND. An investment in the Select Small-Cap Fund is not guaranteed. As with any mutual fund, the value of the Select Small-Cap Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Select Small-Cap Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Select Small-Cap Fund is likely to invest have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Select Small-Cap Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Select Small-Cap Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Select Small-Cap Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Select Small-Cap Fund's total return and share price.

     o LIMITED MANAGEMENT. The Select Small-Cap Fund's strategy of investing in certain companies according to criteria determined on a Stock Selection Date prevents the Select Small-Cap Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 40 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Select Small-Cap Fund to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Select Small-Cap Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting common stocks of issuers that have experienced certain rates of growth in sales and which stocks have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC as the sub-adviser to this Fund. Returns shown for the period prior to February 18, 2004, reflect the results achieved by prior sub-advisers.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

47.93%                  12.23%
[insert chart]
2003                    2004



During the period covered, the Fund's highest quarterly return was 19.53% (2nd quarter of 2003) and its lowest quarterly return was -1.37% (1st quarter of
2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004


------------------------------------------------------------------------ --------------------- -------------------
                                                                                1 YEAR           LIFE OF FUND*
------------------------------------------------------------------------ --------------------- -------------------

JNL/Mellon Capital Management Select Small-Cap Fund (Class A)                    12.23%               27.35%
Russell 2000 Index                                                               18.44%               26.34%

------------------------------------------------------------------------ --------------------- -------------------

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

*The Fund began operations on July 22, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS     NOT APPLICABLE
         DEFERRED SALES LOAD                                    NOT APPLICABLE
         REDEMPTION FEE                                         NOT APPLICABLE
         EXCHANGE FEE                                           NOT APPLICABLE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------ --------------------- -------------------
-------------------------------------------------------------------------------------- ------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------

Management/Administrative Fee*                                                                   0.52%

-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------

12b-1 Service Fee                                                                                0.20%

-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------

Other Expenses                                                                                   0.00%

-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------

Total Fund Annual Operating Expenses                                                             0.72%

-------------------------------------------------------------------------------------- ------------------------


* This fee reflects a reduction in connection with the approval of Mellon Capital as the new sub-adviser to the Fund, which took place on February 18, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contract and the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                   CLASS A
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------

1 Year                                                                                               $74

---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------

3 Years                                                                                             $230

---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------

5 Years                                                                                             $401

---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------

10 Years                                                                                            $894

---------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Select Small-Cap Fund consists of a portfolio of 40 common stocks selected through the following process on or about the business day before each Stock Selection Date:

     o the sub-adviser selects all U.S. registered corporations the common stocks of which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $250 million and $1.5 billion and whose stocks have an average daily dollar trading volume of at least $2 million (these dollar limitations will be market adjusted);

     o from the remaining companies, the sub-adviser selects only the stocks of companies with positive three-year sales growth;

     o next, from the remaining companies, the sub-adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o the sub-adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o the Select Small-Cap Fund purchases the selected 40 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

For the purpose of determining the allocation among the selected stocks of purchases and sales which will be made in response to cash inflows and outflows prior to the next Stock Selection Date, the sub-adviser determines the percentage relationship between the number of shares of each of the 40 common stocks selected. Between Stock Selection Dates, when cash inflows and outflows require, the Select Small-Cap Fund purchases and sells common stocks of the 40 selected companies according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

To effectively manage cash inflows and outflows, the Select Small-Cap Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Select Small-Cap Fund may also invest to some degree in money market instruments.

The performance of the Select Small-Cap Fund depends on the sub-adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Select Small-Cap Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Nasdaq(R) 15 Fund (Nasdaq 15 Fund) is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Nasdaq 15 Fund seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The Nasdaq 15 Strategy selects a portfolio of common stocks of 15 companies selected from stocks included in the Nasdaq-100 Index(R). The 15 companies are selected only once annually on or about the Stock Selection Date. The initial Stock Selection Date will be on or about January 1. Thereafter, the Stock Selection Date will be on or about January 1 of each year. The sub-adviser generally uses a buy and hold strategy, trading only within 5 business days of the Stock Selection Date and when cash flow activity occurs. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.


The 15 common stocks held by the Fund are selected each year through the following multi-step process from the stocks listed on the Nasdaq-100 Index as of the close of business on or about the applicable Stock Selection Date. First, the securities are ranked by the following criteria: (1) price appreciation over the prior 12 month period; (2) prior six-month price appreciation (this allows the Fund to select stocks which have shown consistent growth over the past year); (3) return on assets ratio; and (4) ratio of cash flow per share to stock price (this is a common indication of value). Second, the rankings of the securities under each criterion are added up. We select the 15 stocks with the lowest sums for the Fund. These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.


Each year, on or about the Stock Selection Date, the Fund expects to reallocate its assets in the securities determined by the strategy. On the applicable Stock Selection Date, the percentage relationship among the number of shares of each issuer held by the Fund is established. This percentage relationship is used until the next Stock Selection Date to invest additional amounts allocated to the fund. The performance of the Nasdaq 15 Fund depends on the sub-adviser's ability to effectively implement the investment strategy of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.


Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). If a Securities Related Company is selected by the strategy described above, the sub-adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.


PRINCIPAL RISKS OF INVESTING IN THE NASDAQ 15 FUND. An investment in the Nasdaq 15 Fund is not guaranteed. As with any mutual fund, the value of the Nasdaq 15 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Nasdaq 15 Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Nasdaq 15 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may allocate more of its assets to a single issuer that would be permissible if it were "diversified." If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, it holds securities of a smaller number of issuers than many "diversified" funds. With a smaller number of different issuers, the Nasdaq 15 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Nasdaq 15 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Nasdaq 15 Fund's strategy of investing in 15 companies according to criteria determined on a Stock Selection Date prevents the Nasdaq 15 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 15 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Nasdaq 15 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Nasdaq 15 Fund from taking advantage of opportunities available to other funds.


     o CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

     o INVESTMENT STRATEGY RISK. The principal investment strategy of the Fund involves selecting common stocks of issuers that have experienced certain rates of growth in sales and which stocks have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.


Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2004.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------------
                                                                                                 CLASS A
---------------------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                     0.52%
---------------------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------------------- -------------------------
12b-1 Service Fee                                                                                 0.20%
---------------------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------------------- -------------------------

Other Expenses                                                                                    0.04%

---------------------------------------------------------------------------------------- -------------------------
---------------------------------------------------------------------------------------- -------------------------

Total Fund Annual Operating Expenses                                                              0.76%

---------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  --------------------------------------------------------------------------------- --------------------------
  EXPENSE EXAMPLE                                                                            CLASS A
  --------------------------------------------------------------------------------- --------------------------
  --------------------------------------------------------------------------------- --------------------------

  1 Year                                                                                       $ 78

  --------------------------------------------------------------------------------- --------------------------
  --------------------------------------------------------------------------------- --------------------------

  3 Years                                                                                      $243

  --------------------------------------------------------------------------------- --------------------------


ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Nasdaq 15 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Value Line(R) 25 Fund (Value Line 25 Fund) is to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Value Line 25 Fund seeks to achieve its objective by investing in 25 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 25 stocks are selected each year by Mellon Capital Management based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line. Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 25 stocks are chosen only once annually from the 100 stocks with the #1 ranking on or about the Stock Selection Date. The initial Stock Selection Date will be on or about January 1. Thereafter, the Stock Selection Date will be on or about January 1 of each year. The sub-adviser generally uses a buy and hold strategy, trading only within 5 business days of the Stock Selection Date and when cash flow activity occurs. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

The 25 stocks are chosen as follows:

     o starting with the 100 stocks that Value Line(R) gives its #1 ranking for TimelinessTM, the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1 billion are removed from consideration;

     o next the remaining stocks are screened for: (1) consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]); (2) profitability based on their return on assets; and (3) value based on their price to cash flow;

     o the numerical ranks achieved by each company in the above step are added; and

     o    the 25 stocks with the lowest sums are  selected for the Value Line 25
          Fund.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 25% of the portfolio on or about the Stock Selection Date. The securities will be adjusted on a proportional basis to accommodate this constraint.

Each year, on or about the Stock Selection Date, the Fund expects to reallocate its assets in the securities determined by the strategy. On the applicable Stock Selection Date, the percentage relationship among the number of shares of each issuer held by the Fund is established. This percentage relationship is used until the next Stock Selection Date to invest additional amounts allocated to the fund. The performance of the Value Line 25 Fund depends on the sub-adviser's ability to effectively implement the investment strategy of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.


Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). If a Securities Related Company is selected by the strategy described above, the sub-adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.


PRINCIPAL RISKS OF INVESTING IN THE VALUE LINE 25 FUND. An investment in the Value Line 25 Fund is not guaranteed. As with any mutual fund, the value of the Value Line 25 Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Value Line 25 Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION. The Value Line 25 Fund is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Fund may allocate more of its assets to a single issuer than would be permissible if it were diversified. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategy, it holds securities of a smaller number of issuers than many "diversified" funds. With a smaller number of different issuers, the Value Line 25 Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in Value Line 25 Fund's total return and share price.

     o LIMITED MANAGEMENT. The Value Line 25 Fund's strategy of investing in 25 companies according to criteria determined on a Stock Selection Date prevents Value Line 25 Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 25 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Value Line 25 Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Value Line 25 Fund from taking advantage of opportunities available to other funds.

     o CONCENTRATION RISK. As a result of this policy, securities held by the Fund may be issued by companies concentrated in a particular industry, including technology.

     o INVESTMENT STRATEGY RISK. Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.


Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2004.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                  NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS       NOT APPLICABLE
         DEFERRED SALES LOAD                                      NOT APPLICABLE
         REDEMPTION FEE                                           NOT APPLICABLE
         EXCHANGE FEE                                             NOT APPLICABLE

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------- ------------------------------
                                                                                       CLASS A
--------------------------------------------------------------------------- ------------------------------
--------------------------------------------------------------------------- ------------------------------
Management/Administrative Fee                                                           0.52%
--------------------------------------------------------------------------- ------------------------------
--------------------------------------------------------------------------- ------------------------------
12b-1 Service Fee                                                                       0.20%
--------------------------------------------------------------------------- ------------------------------
--------------------------------------------------------------------------- ------------------------------

Other Expenses                                                                          0.15%

--------------------------------------------------------------------------- ------------------------------
--------------------------------------------------------------------------- ------------------------------

Total Fund Annual Operating Expenses                                                    0.87%

--------------------------------------------------------------------------- ------------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts or the Separate Account. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  ----------------------------------------------------------------------------------- -------------------------
  EXPENSE EXAMPLE                                                                             CLASS A
  ----------------------------------------------------------------------------------- -------------------------
  ----------------------------------------------------------------------------------- -------------------------

  1 Year                                                                                          $89

  ----------------------------------------------------------------------------------- -------------------------
  ----------------------------------------------------------------------------------- -------------------------

  3 Years                                                                                        $278

  ----------------------------------------------------------------------------------- -------------------------


ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Value Line 25 Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Managers of the JNLNY Variable Fund, without interest holder approval.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE JNL/MELLON CAPITAL MANAGEMENT FUNDS.


THE JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND, THE JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND, THE JNL/MELLON CAPITAL MANAGEMENT 25 FUND, THE JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND, JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND AND JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND ("JNL/MCM FUNDS"). It iS generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the JNL/MCM Funds to be 100% invested in the prescribed mix of securities at any time. To the extent that the JNL/MCM Funds are not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser generally attempts to maintain, to the extent practicable, a minimum cash position at all times. Normally, the only cash items held by the JNL/MCM Funds will be amounts expected to be deducted as expenses, amounts reserved for withdrawals and amounts too small to purchase additional round lots of the securities selected for the Funds' portfolios.


The sub-adviser attempts to replicate the percentage relationship (determined based on the number of shares of each stock, not the stocks' prices or values) of the stocks selected at the prior "Stock Selection Date" when purchasing or selling stocks for the JNL/MCM Funds in response to cash inflows or outflows between Stock Selection Dates. This method of allocating purchases and sales of stocks based on the percentage relationships of the number of shares of each stock owned immediately after the Stock Selection Date seeks to minimize the effect of such subsequent purchases and sales, and their timing, on the investment performance of the Fund. The percentage relationship among the number of shares of each of the stocks in the JNL/MCM Funds should therefore remain relatively stable between Stock Selection Dates. However, given the fact that the market price of each of the selected stocks will vary throughout the year, the value of the stock of each of the companies owned by the Fund, as compared to the total assets of the JNL/MCM Funds, will fluctuate during the year, above and below the proportions established on the previous Stock Selection Date.

Certain provisions of the Investment Company Act of 1940, as amended, limit the ability of a Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The JNLNY Variable Fund has been granted an exemption by the Securities and Exchange Commission (SEC) from this limitation so that The Dow 10, The S&P 10 and the Global 15 Funds may invest up to 10.5% (for The Dow 10 and The S&P 10 Funds) and 7.17% (for the Global 15 Fund) of the respective Fund's total assets in the stock of Securities Related Companies. The 10.5% and 7.17% respective standards are applied to the value of each security held by a Fund as of the first business day after the Stock Selection Date.

Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), provides that, in order for a variable annuity contract that allocates funds to a Fund to qualify as an annuity contract, the Fund must be adequately diversified in accord with regulations issued under the Code. To be adequately diversified under current regulations, a Fund must have (a) no more than 55% of the value of its total assets represented by any one investment; (b) no more than 70% of the value of its total assets represented by any two investments;
(c) no more than 80% of its total assets represented by any three investments; and (d) no more than 90% of the value of its total assets represented by any four investments. The sub-adviser may depart from a JNL/MCM Funds' investment strategy to the extent necessary to maintain compliance with these requirements.

As of the January 2005 Stock Selection Date, the following will no longer apply. In selecting the securities to be purchased by each of the JNL/MCM Funds, the sub-adviser excludes the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the target of an announced merger or acquisition which will result in shareholders receiving stock in another entity in exchange for their investment in the company and which is expected to be completed within six months after the Stock Selection Date. The security selection criteria then are re-applied to select the stock of another company in place of any company so excluded.

CORPORATE REORGANIZATIONS AFFECTING SECURITIES HELD BY ALL THE FUNDS. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages.

DESCRIPTION OF INDICES. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the JNLNY Variable Fund or the investment adviser a license to use their respective indices. Except as previously described, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds of the JNLNY Variable Fund or in the selection of stocks that are purchased or sold for in the Funds. A description of certain of the indices is provided below:

THE DOW JONES INDUSTRIAL AVERAGE. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

THE FINANCIAL TIMES ORDINARY INDEX. The FT30 Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

THE HANG SENG INDEX. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

THE STANDARD & POOR'S 500 INDEX. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.


THE NASDAQ-100 INDEX. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.


LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

                      MANAGEMENT OF THE JNLNY VARIABLE FUND

Under Delaware law and the JNLNY Variable Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the JNLNY Variable Fund is the responsibility of the Board of Managers of the JNLNY Variable Fund.

INVESTMENT ADVISER

Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNLNY Variable Fund and provides the JNLNY Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as an investment adviser to the JNLNY Variable Fund until January 31, 2001, when it transferred its duties as investment adviser to the Adviser.

The Adviser has selected Mellon Capital Management as sub-adviser to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of the sub-adviser with the investment objectives and related policies of each Fund and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the JNLNY Variable Fund.

As compensation for its services, the Adviser receives a fee from the JNLNY Variable Fund computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Fund. Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to such excess.

The JNL/Mellon Capital Management Funds are obligated to pay the Adviser the following fees:

ASSETS                                             ANNUAL RATE
------                                             -----------
$0 to $50 million                                       0.37%
$50 to $100 million                                     0.31%
Over $100 million                                       0.28%

INVESTMENT SUB-ADVISER

Mellon Capital Management, a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the sub-adviser for each Fund. Mellon Capital's address is 595 Market Street, Suite 300, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Under the terms of the Sub-Advisory Agreement between Mellon Capital and the Adviser, Mellon Capital manages the investment and reinvestment of the assets of each Fund, subject to the oversight and supervision of the Adviser and the Board of Managers of the JNLNY Variable Fund. Mellon Capital formulates a continuous investment program for each Fund consistent with its investment objectives and policies outlined in this Prospectus. Mellon Capital implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Managers of the JNLNY Variable Fund with respect to the implementation of such programs.


Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.


As compensation for its services, Mellon Capital receives a fee from the Adviser computed separately for each Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay Mellon Capital out of the advisory fee it receives from each Fund.


The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.


The Adviser and the JNLNY Variable Fund, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Managers, but without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Managers, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The shareholders approved the application of this order to the Funds at a meeting held on December 1, 2003.

The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Funds;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Managers   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time.

                               ADMINISTRATIVE FEE


In addition to the investment advisory fee, each Fund pays to JNAM L.L.C. (the "Administrator") an Administrative Fee. Each Fund, except the JNL/Mellon Capital Management Global 15 Fund, pays the Administrator an Administrative Fee of 0.15% of the average daily net assets of the Fund. The JNL/Mellon Capital Management Global 15 Fund pays the Administrator an Administrative Fee of 0.20% of the average daily net assets of the Funds. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the JNLNY Variable Fund and the separate Funds. In accord with the Administration Agreement, the Administrator is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each the JNLNY Variable Fund and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers (categorized as "Other Expenses" in the fee tables).


                                CLASSES OF SHARES

Effective December 15, 2003, the JNL Variable Fund has adopted a multi-class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. Under the multi-class plan, each Fund has two classes of interests (Class A and Class B). The outstanding shares of all Funds as of that date have been redesignated Class A shares.

The prospectus offers one class of shares. The Class A interests of each Fund will be subject to a Rule 12b-1 fee equal to 0.20% of the Fund's average daily net assets attributable to Class A interests. Class B interests will not be subject to the Rule 12b-1 fee.


Under the multi-class structure, the Class A and Class B interests of each Fund represent interests in the same portfolio of securities and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of interests based on the net assets of the Fund attributable to each Class, except that class expense will be allocated to the appropriate Class. "Class expenses" will include any distribution or administrative or service expense allocable to that Class, pursuant to the Rule 12b-1 Plan described below, and any other expense that JNAM LLC determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.


                                 RULE 12B-1 PLAN

On September 25, 2003, the Board of Managers of JNL Variable Fund, including all of the "disinterested" Managers (within the meaning of the Investment Company Act of 1940, as amended), approved a Rule 12b-1 Plan (the "Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. At the September 25, 2003 meeting, the Board also approved a Distribution Agreement with JNLD appointing JNLD as the principal underwriter for the Funds and reflecting the terms of the Plan. Current interest holders of each Fund, who will become Class A interest holders of the Fund, must approve the Plan before it becomes effective for that Fund.

                          INVESTMENT IN FUND INTERESTS

Interests in the Funds are currently sold to separate accounts of JNLNY, 2900 Westchester Avenue, Purchase, New York 10577, and Jackson National Life Insurance Company of New YorkSM (JNL/NYSM), 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity contracts (Contracts). An insurance company purchases interests in the Funds at net asset value using premiums received on Contracts issued by the insurance company. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Funds' transfer agent. There is no sales charge. Interests in the Funds are not available to the general public directly.

The net asset value per interest of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. The Board of Managers has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its interests. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's interests.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Variable Fund's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Board, to determine the fair value of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities of the JNL/Melon Capital Management Global 15 Fund if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of a Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Variable Fund's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military HOSTILITIES. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the designated Funds (rounded to the nearest 1/1000 of a share). The Funds do not issue interest certificates.

                              MARKET TIMING POLICY


Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds. SEE the Separate Account Prospectus for the contract that describes JNL's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies in the international Fund. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of JNL, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on JNL and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at www.jnlny.com.


                          REDEMPTION OF FUND INTERESTS

A separate account redeems interests in the Funds to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the JNLNY Variable Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The JNLNY Variable Fund may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL

The JNLNYSM Variable Fund is a limited liability company formed under the Delaware Limited Liability Company Act ("Act"). JNLNY Variable Fund consists of JNL/MCM Funds. Under the Act, the assets of any one Fund are not chargeable with liabilities of any other Fund.


The sole owners of each JNL/MCM Fund are JNL/NY separate accounts that hold such interests pursuant to variable insurance contracts. Each JNL/MCM Fund is treated by JNL/NY as a "disregarded entity" for federal income tax purposes and is taxed as part of the operations of JNL/NY.


CONTRACT OWNERS

Under current tax law, increases in the value of a Contract resulting from interest, dividend income and capital gains of the Funds of JNLNY Variable Fund that serve as funding vehicles for a Contract are not currently taxable, nor are losses currently deductible, when left to accumulate within a Contract. For a discussion of the tax status of the Contracts, please refer to the prospectus for the Contracts.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

The Funds intend to comply with the diversification requirements currently imposed by the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by JNLNY Separate Account I. The Sub-Advisory Agreement requires the Funds to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements. See the SAI for more specific information.

                        HYPOTHETICAL PERFORMANCE DATA FOR
                    JNL/MELLON CAPITAL MANAGEMENT STRATEGIES


Certain aspects of the investment strategies for The DowSM 10 Fund, The S&P(R) 10 Fund, the Global 15 Fund, the 25 Fund, the Select Small-Cap Fund, the Nasdaq(R) 15 Fund, the Value Line(R) 25 Fund, the VIP Fund and JNL 5 Fund (JNL/Mellon Capital Management Funds) can be demonstrated using historical data. The following table provides the hypothetical performance of the investment strategies used by each JNL/Mellon Capital Management Fund (the "Fund(s)") for the periods prior to the inception dates of the Funds and the actual performance of the Funds following their inception dates and the DJIA Index, the S&P 500 Index, the FT30 Index, the Hang Seng Index and the Russell 2000 Index for both the hypothetical and historical periods for the Funds. (SEE "Description of the Indices" above). Please note that the Indices do not reflect any deduction for fees, expenses or taxes. The table also shows how hypothetical and historical performance varies from year to year.

The hypothetical information for the Funds assumes that each investment strategy was fully invested as of the beginning of each year and that each "Stock Selection Date" was the first business day of the year. In addition, the hypothetical and historical performance information does not take into consideration any trading costs, sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, expenses or taxes. Any of such charges will lower the returns shown. (SEE the prospectuses for the applicable Fund and Contract). The hypothetical information provided below also does not reflect that we may maintain a cash position of up to 5% of a Fund's assets to effectively manage cash inflows and outflows. The results would be different if the cash positions were reflected.

In preparing the hypothetical performance reports, Mellon Capital Management Corporation made various assumptions about how the strategies would have been implemented historically. Mellon Capital Management Corporation's intent was to faithfully replicate the historical performance of the strategies; however, there can be no assurances that the hypothetical results shown could have been achieved with actual trading or that other assumptions would have produced identical results.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations.

The hypothetical returns shown below for the Funds do not represent the results of actual trading and may not reflect the impact that any material market or economic factors might have had if the investment strategies had been used during the periods shown to actually manage Fund assets.

The hypothetical and historical returns shown below for the Funds are not a guarantee of future performance and should not be used to predict the expected returns for a specific Fund. The hypothetical and historical returns shown below do indicate the significant variation in returns among the several Funds in any given year, as well as the significant variation in returns from a particular investment strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical and historical Fund under-performed its respective index in certain years.





                    HYPOTHETICAL COMPARISON OF TOTAL RETURNS


--------------------------------------------------------------------------------

                                            Select
                              DowSM 10     Small-Cap     S&P 10      Global 15
               25 Strategy    Strategy    Strategy**    Strategy     Strategy


                                   Hypothetical Performance
                                          (1985-1999)

                                    Historical Performance
                                          (2000-2004)
                       The funds commenced operations on July 6, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    1985      42.50%       29.41%        34.26%       50.41%       51.60%
    1986      28.11%       34.46%        9.23%        33.44%       42.02%
    1987      16.85%       19.19%        -2.62%       3.32%        27.25%
    1988      35.64%       25.50%        25.74%       19.35%       25.14%
    1989      21.18%       26.01%        23.10%       44.66%       17.54%
    1990      -7.00%       -8.56%        -11.43%      2.93%        1.84%
    1991      40.29%       34.30%        51.71%       17.10%       42.53%
    1992      14.53%       8.10%         12.32%       21.66%       25.36%
    1993      16.62%       27.41%        18.06%       31.98%       67.13%
    1994      1.38%        2.93%         -3.14%       4.41%        -5.68%
    1995      32.44%       35.44%        45.89%       27.34%       12.46%
    1996      16.12%       27.42%        19.41%       27.67%       21.69%
    1997      32.76%       20.89%        20.38%       34.91%       -0.27%
    1998      10.08%       9.77%         13.64%       49.17%       12.25%
    1999      1.66%        2.80%         22.39%       16.44%       14.24%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    2000      -4.34%***     5.15%***     22.21%***    8.23%***     -2.78%***
    2001      14.23%       -2.83%        -3.90%       -21.39%      -0.69%
    2002      -11.69%      -9.87%        -17.68%      -18.07%      -13.82%
    2003      32.83%       25.75%        48.04%       18.94%       33.16%
    2004      21.90%       2.87%         12.58%       17.67%       28.11%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              5 Year Historical Annualized Return
                                         (2000-2004)
              9.34%        3.56%         10.01%       -0.49%       7.26%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  15 Year Annualized Return
                                Hypothetical Annualized Return
                                         (1985-1999)
              19.32%       18.92%        17.42%       24.74%       22.20%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   20 Year Annualized Return

                         (Combined hypothetical and historical returns)
              16.74%       14.88%        15.53%       17.89%       18.28%

--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

                         Nasdaq(R)   Value                             Russell                       Hang
             JNL 5         15        Line(R)                 S&P 500   2000     DJIA     FT 30       Seng
           Strategy**   Strategy   25 Strategy               Index     Index    Index    Index       Index




                       Hypothetical Performance
                             (1985-2004)
                  The funds commenced operations on
                           October 4, 2004.

----------------------------------------------------------------------------------------------------------------
------------                                               -----------------------------------------------------

    1985   41.83%         -%           -%                  31.58%     31.07%    33.57%    55.20%    51.02%
    1986   29.63%      8.26%       26.15%                  18.31%     5.96%     26.37%    24.29%    51.26%
    1987   12.96%      18.61%      14.98%                  5.11%      -8.25%    5.48%     37.49%    -8.08%
    1988   26.45%      7.85%       6.63%                   16.65%     25.04%    16.43%    6.89%     21.80%
    1989   26.67%      44.48%      42.32%                  31.54%     15.77%    31.87%    22.74%    10.21%
    1990   -4.31%      -6.50%      6.19%                   -3.16%     -19.75%   -0.81%    10.21%    11.72%
    1991   37.37%      88.34%      64.00%                  30.56%     46.00%    24.48%    15.17%    48.03%
    1992   16.56%      4.55%       5.55%                   7.72%      18.47%    7.36%     -2.01%    32.40%
    1993   32.42%      31.12%      11.84%                  10.01%     18.98%    16.89%    19.27%    121.82%
    1994   0.12%       0.98%       2.78%                   1.30%      -1.88%    4.97%     1.60%     -29.08%
    1995   30.89%      60.33%      43.37%                  37.50%     28.34%    36.89%    17.98%    27.21%
    1996   22.63%      26.79%      44.23%                  23.11%     16.46%    29.10%    20.02%    37.71%
    1997   21.90%      33.92%      39.60%                  33.29%     22.28%    24.80%    16.64%    -17.78%
    1998   19.15%      104.56%     92.26%                  28.70%     -2.53%    18.20%    12.58%    -2.28%
    1999   11.66%      101.87%     100.26%                 21.07%     21.17%    26.92%    14.61%    74.11%

------------
------------

    2000   4.79%       -20.47%     -19.62%                 -9.18%     -2.87%    -4.83%    -16.66%   -8.89%
    2001   -2.18%      -33.72%     0.01%                   -11.91%    2.49%     -5.50%    -23.64%   -22.62%
    2002   -12.15%     -27.09%     -20.22%                 -22.10%    -20.44%   -14.79%   -29.23%   -15.65%
    2003   34.35%      32.26%      43.15%                  28.72%     47.29%    28.32%    26.44%    39.28%
    2004   21.13%      2.25%       15.40%                  10.88%     18.33%    5.31%     20.63%    17.03%

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


                                                                         5 Year Annualized Return
                                                                               (2000-2004)
               -           -           -                   -2.31%     6.66%     0.70%     -7.24%    -0.62%

----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------

                                                                        15 Year Annualized Return

                                                                               (1985-1999)
               -           -           -                   18.89%     13.23%    19.63%    17.46%    23.53%

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                      20 Year Annualized Return
                    Hypothetical Annualized Return                      20 Year Annualized Return
                             (1985-2004)                                        (1985-2004)
           17.64%      19.28*      23.45*                  13.19%     11.55%    14.59%    10.73%    16.99%

----------------------------------------------------------------------------------------------------------------

NOTE: The treatment of dividends in the hypothetical rate of return calculations is such that they are reinvested in the stock that paid them at the end of the month in which the stock went ex-dividend. In managing the portfolios, all cash flows (including both net sales and dividends when they are received) will be reinvested proportionately into all of the stocks in the portfolio.

(1) The 25 Strategy, the DowSM 10 Strategy, the Select Small-Cap Strategy, the S&P(R) 10 Strategy, the Global 15 Strategy, the JNL 5 Strategy, the Nasdaq(R) 15 Strategy, the Value Line(R) 25 Strategy, and the VIP Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.

(2) The hypothetical total return shown does not take into consideration any sales charges, commissions, trading costs or taxes. The historical information reflects the expenses charged each year and the hypothetical information reflects the expenses charged at the rates that were in effect when the Funds commenced operations. The hypothetical returns, net of expenses are computed monthly. Total return assumes that all dividends are reinvested. Although each Strategy seeks to achieve a better performance than its respective Index as a whole, there can be no assurance that a Strategy will achieve a better performance.

*    These numbers reflect a 19 year Annualized Return.

** In January 2005, the market capitalization and trading volume used during the stock selection process was revised for the Select Small Cap Strategy.

*** The stock selection date was July 1st for 1999 and 2000 before changing it to on or about January 1st in 2001.

                              FINANCIAL HIGHLIGHTS


The following table provides selected per interest data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information for 2002, 2003 and 2004 has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.


JNL Variable Funds
Financial Highlights

                                                              Increase (Decrease) from
                                                                Investment Operations
                                             --------------------------------------------------------------
                              Net Asset      --------------------------------------------------------------
                                Value                Net             Net Realized          Total from       Distributions from
         Period               Beginning          Investment          & Unrealized          Investment         Net Investment
         Ended                of Period         Income (Loss)       Gains (Losses)         Operations             Income
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND (NY)

Class A
       12/31/2004               $13.66               $0.04                $2.96                $3.00                    -
       12/31/2003                10.33                0.05                 3.28                 3.33                    -
   07/22(a)-12/31/02             10.00                0.24                 0.09                 0.33                    -

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND (NY)

Class A
       12/31/2004               $12.66                0.02                 3.42                 3.44                    -
       12/31/2003                 9.74               (0.74)                3.66                 2.92                    -
   07/22(a)-12/31/02             10.00                0.95                (1.21)               (0.26)                   -

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NASDAQ 15 FUND (NY)

Class A
   10/04(a)-12/31/04            $10.00              $(0.01)               $0.89                $0.88                    -

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND (NY)

Class A
       12/31/2004               $16.11                   -                 1.97                 1.97                    -
       12/31/2003                10.89                0.03                 5.19                 5.22                    -
   07/22(a)-12/31/02             10.00               (0.04)                0.93                 0.89                    -

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE DOW 10 FUND (NY)

Class A
       12/31/2004               $14.14                0.26                 0.17                 0.43                    -
       12/31/2003                11.22               (0.10)                3.02                 2.92                    -
   07/22(a)-12/31/02             10.00                0.30                 0.92                 1.22                    -

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE S&P 10 FUND (NY)

Class A
       12/31/2004               $11.54                0.07                 2.00                 2.07                    -
       12/31/2003                 9.69               (0.01)                1.86                 1.85                    -
   07/22(a)-12/31/02             10.00                0.05                (0.36)               (0.31)                   -

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VALUE LINE 25 FUND (NY)

Class A
   10/04(a)-12/31/04            $10.00               (0.01)                1.42                 1.41                    -

--------------------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                                 Distributions from                        ---------------------------------------------------------
                                    net realized                           ---------------------------------------------------------
                                      Gains on               Net Asset                               Net Assets,
         Period                      Investment             Value, End            Total             End of Period         Portfolio
         Ended                      Transactions             of Period          Return (b)          (in thousands)         Turnover
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND (NY)

Class A
       12/31/2004                       -                      $16.66             21.96 %             $18,621               69.6%
       12/31/2003                       -                       13.66             32.24                 7,121               11.9
   07/22(a)-12/31/02                    -                       10.33              3.30                   240              122.8

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND (NY)

Class A
       12/31/2004                       -                       16.10             27.17                11,081                9.3
       12/31/2003                       -                       12.66             29.98                 1,358               25.6
   07/22(a)-12/31/02                    -                        9.74             (2.60)                   93              134.4

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NASDAQ 15 FUND (NY)

Class A
   10/04(a)-12/31/04                    -                      $10.88              8.80 %              $1,211                0.0

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND (NY)

Class A
       12/31/2004                       -                       18.08             12.23                10,127              124.8
       12/31/2003                       -                       16.11             47.93                 6,219               19.9
   07/22(a)-12/31/02                    -                       10.89              8.90                   270              128.3

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE DOW 10 FUND (NY)

Class A
       12/31/2004                       -                       14.57              3.04                15,804               45.9
       12/31/2003                       -                       14.14             26.03                 8,608                5.2
   07/22(a)-12/31/02                    -                       11.22             12.20                   302              121.4

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE S&P 10 FUND (NY)

Class A
       12/31/2004                       -                       13.61             17.94                16,377              112.1
       12/31/2003                       -                       11.54             19.09                 8,405               10.4
   07/22(a)-12/31/02                    -                        9.69             (3.10)                  235              113.7

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VALUE LINE 25 FUND (NY)

Class A
   10/04(a)-12/31/04                    -                       11.41             14.10                13,946               27.5

------------------------------------------------------------------------------------------------------------------------------------




                                                        Ratio of Net
                                      Ratio of           Investment
                                    Expenses to         Income (Loss)
         Period                     Average Net          to Average
         Ended                       Assets (c)        Net Assets (c)
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND (NY)

Class A
       12/31/2004                       0.73%                 1.68%
       12/31/2003                       0.81                  4.27
   07/22(a)-12/31/02                    0.82                  2.37

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND (NY)

Class A
       12/31/2004                       0.78                  2.98
       12/31/2003                       0.86                  2.65
   07/22(a)-12/31/02                    0.87                  4.21

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NASDAQ 15 FUND (NY)

Class A
   10/04(a)-12/31/04                    0.76%                (0.32)%

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND (NY)

Class A
       12/31/2004                       0.73                 (0.01)
       12/31/2003                       0.81                 (0.11)
   07/22(a)-12/31/02                    0.82                 (0.39)

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE DOW 10 FUND (NY)

Class A
       12/31/2004                       0.73                  3.10
       12/31/2003                       0.81                  3.10
   07/22(a)-12/31/02                    0.82                  3.31

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT THE S&P 10 FUND (NY)

Class A
       12/31/2004                       0.73                  0.71
       12/31/2003                       0.81                  0.73
   07/22(a)-12/31/02                    0.82                  0.57

--------------------------------------------------------------------------
--------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VALUE LINE 25 FUND (NY)

Class A
   10/04(a)-12/31/04                    0.87                 (0.60)

--------------------------------------------------------------------------

-------------------------
(a)  Commencement of operations.
(b)  Total Return is not  annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(c)  Annualized for periods less than one year.




                                   PROSPECTUS


                                  May 2, 2005


                            JNLNY VARIABLE FUND I LLC

You can find more information about the Fund in:

     o The JNLNY Variable Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 2, 2005, which contains further information about the JNLNY Variable Fund and the Funds of the JNLNY Variable Fund, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).


     o The JNLNY Variable Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.


You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling
1-800-599-5651 (NY Annuity and Life Service Center), 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNLNY Variable Fund I LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting WWW.JNLNY.COM.


You also can review and copy information about the JNLNY Variable Fund (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the JNLNY Variable Fund also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request
(PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section in Washington, D.C. 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.


                                                        File No.:  811-09357

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 2, 2005


                            JNLNY VARIABLE FUND I LLC



  This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNLNY Variable Fund I LLC Prospectus, dated May 2, 2005. Not all Funds described in this Statement of Additional Information may be available for investment in each variable annuity contract offered by Jackson National Life Insurance Company of New YorkSM ("JNL/NYSM"). The financial statements of the JNLNY Variable Fund I LLC for the year ended December 31, 2004, are incorporated by reference (which means they legally are a part of this SAI) from the JNLNY Variable Fund's Annual Report to interest holders. The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-599-5651 (NY Annuity and Life Service Center) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting WWW.JNLNY.COM.



                    SHAREHOLDER COMMUNICATIONS WITH MANAGERS

Shareholders of the Funds can communicate directly with the Board of Managers by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual manager by writing to that manager at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual managers are not screened before being delivered to the addressee.



                                TABLE OF CONTENTS

General Information and History.............................................2
Common Types of Investments and Management Practices........................2
Additional Risk Considerations.............................................13
Investment Restrictions Applicable to All Funds............................17
Managers and Officers of the JNLNY Variable Fund...........................19
Principal Holders of the Funds' Interests..................................24
Investment Adviser, Sub-Adviser and Other Service Providers................25
Purchases, Redemptions and Pricing of Interests............................35
Description of Interests; Voting Rights; Interest Holder Inquiries.........37
Tax Status.................................................................38
Financial Statements ......................................................39

                         GENERAL INFORMATION AND HISTORY

JNLNY Variable Fund I LLC (the "JNLNY Variable Fund") is an open-end management company organized as a Delaware limited liability company on January 26, 1999. The JNLNY Variable Fund offers interests in separate Funds (each a "Fund" and collectively, the "Funds"), which are comprised of JNL/Mellon Capital Management Target Funds. Each of the Funds is "non-diversified," which means a Fund may hold securities of a smaller number of issuers than if it was a "diversified" fund.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Funds also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.


CORPORATE REORGANIZATIONS AFFECTING SECURITIES HELD BY THE FUNDS. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages.


DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are funds, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a fund decides to redeem its ETF shares rather than selling them on a secondary market, the fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a funds' purchase of ETF shares are subject to the limitations on and the risks of a funds' investment in other investment companies, which are described below.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. The Funds may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Funds also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. While because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments, the Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

     PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

The Funds' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accord with regulations of the Commodity Futures Trading Commission ("CFTC"), and a proposed amendment and interpretation of those regulations by the CFTC, a Fund will employ such techniques only for (1) hedging purposes, or (2) otherwise to the extent that (i) the aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets, or (ii) in the alternative, the aggregate "notional value" of the Fund's positions does not exceed the value of the Fund's net assets. "Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933) not determined to be liquid in accord with guidelines established by the Fund's Board of Managers; over-the-counter ("OTC") options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

INVESTMENT COMPANIES. A Fund may invest in investment companies to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the JNLNY Variable Fund's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SECURITIES LENDING. Each Fund may lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Fund must receive any dividends or interest paid by the issuer on such securities; (c) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. The Funds might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SECURITY-RELATED ISSUERS. The JNLNY Variable Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the JNL/Mellon Capital Management Target Funds to invest more than 5% of its assets (up to percentage limited specified in the exemptive relief as to each JNL/Mellon Capital Management Target Fund) in the securities of any issuer that derives more than 15% of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940). The Funds to which this exemptive relief apply are the JNL/Mellon Capital Management The DowSM 10 Fund, the JNL/Mellon Capital Management The S&P(R) 10 Fund, and the JNL/Mellon Capital Management Global 15 Fund. This exemptive relief permits the Funds to pursue their principal investment strategies that involve investment of a Fund's assets in securities of only a limited number of issuers, even where certain of those issuers may be "securities related" issuers.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price, resulting in a loss to the Fund, to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS ("SPDRS"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

SWAP AGREEMENTS. A Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accord with procedures established by the Sub-Adviser's Board of Managers, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement. During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

WRITING COVERED OPTIONS ON SECURITIES. A Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The risk considerations noted below under "Foreign Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve all of the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund's foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.
S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance if the sub-adviser's projection of future exchange rates is inaccurate. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Funds return may be lower than if such strategies had not been employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(4) the possible absence of a liquid secondary market for any particular instrument at any time.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


INVESTMENT STRATEGY RISKS. The common stock selected for certain JNL/Mellon Capital Management Target Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the JNL/Mellon Capital Management Funds, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a JNL/Mellon Capital Management Fund's objective will be achieved or that a JNL/Mellon Capital Management Target Fund will achieve capital appreciation of its portfolio holdings in excess of such JNL/Mellon Capital Management Fund's expenses. Because of the contrarian nature of the investment strategies of the JNL/Mellon Capital Management Funds, and the attributes of the common stock which caused inclusion in their portfolios, such JNL/Mellon Capital Management Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the JNL/Mellon Capital Management Funds have underperformed their respective index or indices in certain years.


LITIGATION. Certain of the issuers of common stock in certain Funds may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states that would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Funds.

MICROSOFT CORPORATION. Certain of the Funds may include the stock of Microsoft Corporation in their portfolios. Microsoft Corporation has been engaged in litigation with the U.S. Department of Justice, 20 states and the District of Columbia. A federal appellate court affirmed a district court finding of liability against Microsoft for violation of the Sherman Antitrust Act and various state antitrust laws. One state withdrew from the litigation prior to the issuance of liability findings. Another settled its claims in July 2001. The claims of several other states were litigated through liability and have been conditionally settled as to the issue of remedy. On November 1, 2002, a federal district judge approved a settlement between Microsoft, the U.S. Department of Justice and the remaining nine other states and the District of Columbia. The settlement includes various provisions addressing licensing and pricing, middleware programs, retaliation against original equipment manufacturers, release of information and creation of a compliance committee. Microsoft is subject to the terms of the settlement for five years with the possibility of a one-time extension of up to two years.

Federal and state authorities continue to review the legality of Microsoft's licensing practices and potential abuses of its monopoly power. In addition, the European Union is also investigating allegations of Microsoft antitrust violations which may result in additional litigation. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund's portfolio. It is not possible to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the JNLNY Variable Fund or any Funds.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES APPLICABLE TO ALL FUNDS. The following are fundamental policies, which means they may not be changed without the affirmative vote of the majority of the outstanding voting securities of the JNLNY Variable Fund (or, as to a matter affecting only a particular Fund or Funds, a vote of the majority of the outstanding voting securities of such Fund or Funds). The Investment Company Act of 1940 ("1940 Act") defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting JNLNY Variable Fund interests.

          (1)  No Fund may issue senior securities.

          (2) A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund's assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

          (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

          (4) A Fund will not purchase or sell real estate or interests therein.

          (5) A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

          (6)  A Fund may  invest in  repurchase  agreements  and  warrants  and
               engage  in  futures  and  options   transactions  and  securities
               lending.


None of the Funds are a "diversified company," as that term is defined in the 1940 Act. There are no limitations on the concentration of the investments held by any Fund in any particular industry or group of industries.


OPERATING POLICIES. The Managers have adopted additional investment restrictions for the funds. The restrictions or operating policies of the funds may be changed by the Managers without shareholder approval. The additional investment restrictions adopted by the Managers to date include the following:

          (a) A Fund will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (f) or (g) of Section 12(d)(1) of the 1940 Act.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's net assets (plus borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Managers without interest holder approval, the Board of Managers has adopted a policy requiring not less than 60 days written notice be provided to interest holders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the JNLNY Variable Fund the names of which include terms that suggest a focus on a particular type of investment.


INSURANCE LAW RESTRICTIONS. In connection with the JNLNY Variable Fund's agreement to sell interests in the Funds to separate accounts of insurance companies, Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the "Adviser") and insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the JNLNY Variable Fund complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action, which might include ceasing to make investments in the Fund or JNLNY Variable Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the JNLNY Variable Fund's operations.


                MANAGERS AND OFFICERS OF THE JNLNY VARIABLE FUND

The officers of the JNLNY Variable Fund manage its day-to day-operations and are responsible to the JNLNY Variable Fund's Board of Managers. The Board of Managers sets broad policies for each Fund and chooses the JNLNY Variable Fund's officers. As of February 13, 2004, the Board reduced its membership to six Managers in anticipation of regulatory changes requiring that at least 75% of the Managers be disinterested. All of the Managers also serve as Trustees or Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Managers met as a consolidated Board for all of the investment companies in the Fund Complex.

The following is a list of the Managers and officers of the JNLNY Variable Fund, and a statement of their present positions and principal occupations during the past five years. The following list also lists the number of portfolios overseen by the Managers and other directorships of public companies or other registered investment companies held by the Managers.


For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (42 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (15 portfolios), and JNLNY Variable Fund I LLC (7 portfolios).


-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

                                    CURRENT                                                     NUMBER OF
                                   POSITION                                                 PORTFOLIOS IN THE        OTHER
                                 WITH THE JNL                           PRINCIPAL              FUND COMPLEX      DIRECTORSHIPS
     MANAGER/OFFICER (AGE)         VARIABLE       LENGTH OF            OCCUPATION            OVERSEEN BY THE      HELD BY THE
           & ADDRESS                 FUNDS       TIME SERVED      FOR THE PAST 5 YEARS           MANAGER            MANAGER

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED MANAGER

--------------------------------------------------------------------------------------------------------------------------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

Robert A. Fritts* (56)           Manager        2/99 to        Senior Vice President                65          None
1 Corporate Way                                 present        (9/03 to present) and
Lansing, MI 48951                                              Controller of Jackson
                                 President      12/02 to       National Life Insurance
                                 and Chief      present        Company (9/82 to present);
                                 Executive                     Vice President of Jackson
                                 Officer                       National Life Insurance
                                                               Company (8/82 to
                                                               8/03); Trustee or
                                                               Manager, and
                                                               (since 12/02)
                                                               President and
                                                               Chief Executive
                                                               Officer, of each
                                                               other investment
                                                               company in the
                                                               Fund Complex.

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
--------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED MANAGERS

--------------------------------------------------------------------------------------------------------------------------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

Michael Bouchard (49)            Manager        4/00 to        Sheriff, Oakland County,             65          None
1 Corporate Way                                 present        Michigan (1/99 to
Lansing, MI 48951                                              present); Senator - State
                                                               of Michigan (1991 to
                                                               1999); Chairman -
                                                               Financial Services
                                                               Committee (1/95 to 1/99)

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

Dominic D'Annunzio (67)          Chairman of    2/04 to        Acting Commissioner of               65          None
1 Corporate Way                  the Board      present        Insurance for the State of
Lansing, MI 48951                                              Michigan (1/90 to 5/90)
                                 Manager        6/03 to        (8/97 to 5/98)
                                                present

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

Michelle Engler (47)             Manager        4/00 to        Attorney (1983 to                    65          Director of
1 Corporate Way                                 present        present); First Lady of                          Federal Home
Lansing, MI 48951                                              the State of Michigan                            Loan Mortgage
                                                               (1990 to 2002);                                  Corporation
                                                               Michigan Community Service
                                                               Commission Chair (1991 to
                                                               2000)

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

Joseph Frauenheim (70)           Manager        12/03 to       Consultant (Banking)                 65          None
1 Corporate Way                                 present
Lansing, Michigan 48951

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

Richard D. McLellan (62)         Manager        12/03 to       Member, Dykema Gossett               65          None
1 Corporate Way                                 present        PLLC (Law Firm)
Lansing, Michigan 48951

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------



-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------

                                    CURRENT                                                     NUMBER OF
                                   POSITION                                                 PORTFOLIOS IN THE        OTHER
                                 WITH THE JNL                           PRINCIPAL              FUND COMPLEX      DIRECTORSHIPS
     MANAGER/OFFICER (AGE)         VARIABLE       LENGTH OF            OCCUPATION            OVERSEEN BY THE      HELD BY THE
           & ADDRESS                 FUNDS       TIME SERVED      FOR THE PAST 5 YEARS           MANAGER            MANAGER

-------------------------------- -------------- -------------- ---------------------------- ------------------- ----------------
----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------

Mark D. Nerud (38)              Vice President 2/99 to         Chief Financial Officer       Not Applicable    Not Applicable
225 West Wacker Drive                          present         (11/00 to present) and
Chicago, IL 60606                                              Managing Board Member of
                                Treasurer and                  the Adviser (11/00 to
                                Chief          12/02 to        11/03); Vice President,
                                Financial      present         Treasurer, Chief
                                Officer                        Financial Officer of
                                                               other Investment
                                                               Companies advised by the
                                                               Adviser; Vice President -
                                                               Fund Accounting &
                                                               Administration of Jackson
                                                               National Life Insurance
                                                               Company (1/00 to present)

------------------------------- -------------- --------------- --------------------------- ------------------- -------------------
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------

Susan S. Rhee (33)              Vice           2/04 to         Secretary of the Adviser      Not Applicable    Not Applicable
1 Corporate Way                 President,     present         (11/00 to present);
Lansing, MI 48951               Counsel and                    Assistant Vice President
                                Secretary                      of Jackson National Life
                                                               Insurance Company (8/03
                                                               to present); Associate
                                                               General Counsel of
                                                               Jackson National Life
                                                               Insurance Company (7/01
                                                               to present); Senior
                                                               Attorney of Jackson
                                                               National Life Insurance
                                                               Company (1/00 to 7/01);
                                                               Goldman, Sachs & Co.
                                                               (10/99 to 12/99); Van Eck
                                                               Associates Corporation
                                                               (9/97 to 10/99)

------------------------------- -------------- --------------- --------------------------- ------------------- -------------------
------------------------------- -------------- --------------- --------------------------- ------------------- -------------------

Steven J. Fredricks (34)        Acting Chief   1/05 to         Attorney of Jackson           Not Applicable      Not Applicable
1 Corporate Way                 Compliance     present         National Life Insurance
Lansing, MI 48951               Officer                        Company (2/02 to
                                                               Present); Contract
                                                               Attorney, Godfrey & Kahn,
                                                               S.C. (2001 - 2002);
                                                               Associate Attorney I, AAL
                                                               Capital Management
                                                               Corporation (1997 to 2001)

------------------------------- -------------- --------------- --------------------------- ------------------- -------------------

                       COMMITTEES OF THE BOARD OF MANAGERS

The Audit Committee assists the Board of Managers in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the JNLNY Variable Fund to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the JNLNY Variable Fund's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the JNLNY Variable Fund's internal controls regarding finance, accounting, legal compliance and the JNLNY Variable Fund's auditing, accounting and financial processes generally. The Audit Committee also serves as JNL Variable Fund's "Qualified Legal Compliance Committee," for the confidential receipt, retention and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard and D'Annunzio and Mrs. Engler are the members of the Audit Committee. Mr. Frauenheim is Chair of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.


The Pricing Committee oversees the valuation of portfolio securities when there are missing prices or pricing errors. As of February 12, 2005, Messrs. Nerud, Fritts and Fredricks are the members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board.
 The Pricing Committee had 12 meetings in the last fiscal year.


                CERTAIN POSITIONS OF DISINTERESTED MANAGERS AND
                              THEIR FAMILY MEMBERS

None of the disinterested Managers, nor any member of a disinterested Manager's immediate family, held any position (other than the disinterested Manager's position as such with the JNLNY Variable Fund or other funds in the Fund Complex) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

              OWNERSHIP OF MANAGERS OF SHARES IN THE FUNDS OF THE
                              JNLNY VARIABLE FUND

As of December 31, 2004, the Managers beneficially owned the following interests in shares of the Funds:


------------------------------- -------------------------------------------- --------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE     COMPANIES OVERSEEN BY THE MANAGER IN THE
           MANAGER                                 FUNDS                                    FUND COMPLEX
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Robert A. Fritts                                   None                                     Over $100,000
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Michael Bouchard                                   None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Michelle Engler                                    None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------

Dominic D'Annunzio*                                None                                   $10,001 - $50,000

------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------
Joseph Frauenheim                                  None                                         None
------------------------------- -------------------------------------------- --------------------------------------------
------------------------------- -------------------------------------------- --------------------------------------------

Richard D. McLellan**                              None                                     Over $100,000

------------------------------- -------------------------------------------- --------------------------------------------


* Mr. D'Annunzio has deferred a portion of his compensation as a Manager into a Deferred Compensation Plan.

** Mr.McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds in the Fund Complex.


As described in the Prospectus, interests in the Funds are sold only to separate accounts of JNLNY. Mr. Fritts is the beneficial owner of interests in certain other funds in the Fund Complex through his participation in a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees, which invests in certain other funds in the Fund Complex.

OWNERSHIP BY DISINTERESTED MANAGERS OF INTERESTS IN CERTAIN AFFILIATES OF THE JNLNY VARIABLE FUND


As of December 31, 2004, none of the disinterested Managers, nor any member of a disinterested Manager's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.


MANAGER COMPENSATION


The officers of the JNLNY Variable Fund and the Manager who is an "interested person" receives no compensation from the JNLNY Variable Fund. Each disinterested Manager is paid by JNAM L.L.C., as Administrator, an annual retainer of $25,000, as well as a fee of $5,000 for each meeting of the Board of Managers attended. The Chairman of the Board of Managers receives an annual retainer of $10,000. Each Manager receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.


The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 2004:


----------------------------------------- --------------------- --------------- ---------------- ------------------
----------------------------------------- --------------------- --------------- ---------------- ------------------

                                                                  PENSION OR                           TOTAL
                                                                  RETIREMENT                       COMPENSATION
                                               AGGREGATE           BENEFITS        ESTIMATED        FROM JNLNY
                                           COMPENSATION FROM      ACCRUED AS        ANNUAL         VARIABLE FUND
                                           THE JNLNY VARIABLE    PART OF FUND    BENEFITS UPON   AND FUND COMPLEX
                MANAGER                          FUND*             EXPENSES       RETIREMENT     PAID TO MANAGERS

----------------------------------------- --------------------- --------------- ---------------- ------------------
----------------------------------------- --------------------- --------------- ---------------- ------------------

Michael Bouchard                                $77,500               $0              $0              $77,500

----------------------------------------- --------------------- --------------- ---------------- ------------------
----------------------------------------- --------------------- --------------- ---------------- ------------------

Michelle Engler                                 $77,500               $0              $0              $77,500

----------------------------------------- --------------------- --------------- ---------------- ------------------
----------------------------------------- --------------------- --------------- ---------------- ------------------

Dominic D'Annunzio                              $87,500               $0              $0             $87,500**

----------------------------------------- --------------------- --------------- ---------------- ------------------
----------------------------------------- --------------------- --------------- ---------------- ------------------

Joseph Frauenheim                                $82,500              $0              $0              $82,500

----------------------------------------- --------------------- --------------- ---------------- ------------------
----------------------------------------- --------------------- --------------- ---------------- ------------------

Richard D. McLellan                             $77,500               $0              $0              $77,500

----------------------------------------- --------------------- --------------- ---------------- ------------------


* The fees paid to the independent Managers are paid for combined meetings of the funds in the fund complex. The fees are allocated to the funds and it affiliated investment companies on a pro-rata basis based on net assets.

**   Mr. D'Annunzio deferred $19,583.



Neither the JNLNY Variable Fund nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Managers.

                    PRINCIPAL HOLDERS OF THE FUNDS' INTERESTS


As of April 18, 2005, the officers and Managers of the JNLNY Variable Fund, as a group, owned less than 1% of the then outstanding interests of the JNLNY Variable Fund.


Because the interests of the Funds of the JNLNY Variable Fund have been sold only to a separate account of JNLNY Separate Account to fund certain variable contracts (the "Contracts") issued by JNL/NY through its separate account, JNL/NY is the owner of record of all of the interests in the Funds.

As may be required by applicable law and interpretations of the staff of the SEC, JNL/NY will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its separate accounts in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the separate accounts for which no voting instructions are received from Contract owners, also will be voted by JNL/NY in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.


As of April 18, 2005, no persons beneficially owned more than 5% or more of the interests in the Fund(s).

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Fund, as of April 18, 2005, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:


------------------------------------------ ------------------------------- ---------------------- --------------------

FUND                                       NAME AND ADDRESS                 AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED

------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------

JNL/Mellon Capital Management Nasdaq(R) 15 Jackson National Life                 99,279.575             78.44%
Fund (Class A)                             Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951

------------------------------------------ ------------------------------- ---------------------- --------------------


           INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

JNAM L.L.C., 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the JNLNY Variable Fund. As investment adviser, the Adviser provides the JNLNY Variable Fund with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL"), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

The Adviser acts as investment adviser to the JNLNY Variable Fund pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC ("JNFS"), an affiliate the Adviser, acted as investment adviser to the Fund. The Adviser assumed all related investment management duties from JNFS pursuant to a Plan of Merger dated January 31, 2001. The Board of Managers approved the merger on November 9, 2000.


The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of each Fund or the Board of Managers. It may be terminated at any time upon 60 days notice by the Adviser, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the JNLNY Variable Fund pays the Adviser a fee in respect of each Fund as described in the Prospectus.

The JNL/Mellon Capital Management Funds are obligated to pay the Adviser the following fees:

               ASSETS                               ANNUAL RATE
               ------                               -----------
               $0 to $50 million                       0.37%
               $50 to $100 million                     0.31%
               Over $100 million                       0.28%

The fees paid by the JNLNY Variable Fund to the Adviser pursuant to the Investment Advisory and Management Agreement for the fiscal year ended December 31, 2002, were $7,570. The fees paid were prior to the reduction in advisory fees. The fees paid to the Adviser for the fiscal year ended December 31, 2003 and December 31, 2004, were $91,577 and $198,391, respectively.


INVESTMENT SUB-ADVISER

The Adviser has entered into a Sub-Advisory Agreement with Mellon Capital Management Corporation ("Mellon Capital") to manage the investment and reinvestment of the assets of each Fund, subject to the Adviser's supervision.


Mellon Capital, a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, is the sub-adviser for each Fund of the JNL Variable Fund. Mellon Capital's address is 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Passively Managed Mutual Fund Portfolio Manager Compensation

As of January 2005, Mellon Capital Management Corporation's ("Mellon Capital's") portfolio managers responsible for passively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
AND POTENTIAL CONFLICTS OF INTEREST

JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND                        NUMBER OF                    TOTAL
Susan Ellison, Richard Brown, Karen Wong                                ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.7 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.8 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.8 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


JNL/MELLON CAPITAL MANAGEMENT 25 FUND
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.8 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.8 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $5.2 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                    TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $5.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other pooled investment vehicles:.......................                   28                    $46.1 Billion

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

other accounts:.........................................                   31                    $18.8 Billion

                                                                 -----------------------    ------------------------


CONFLICTS OF INTEREST

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)


--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

    PORTFOLIO MANAGER        NONE     $1-$10,000     $10,001-     $50,001-      $100,001-       $500,001-        OVER
                                                     $50,000       $100,000      $500,000        $1,000,000       $1,000,000

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

Susan Ellison                  X

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

Richard Brown                  X

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

Karen Wong                     X

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

Under the Sub-Advisory Agreement, Mellon Capital provides each Fund with discretionary investment services. Specifically, Mellon Capital is responsible for supervising and directing the investments of each Fund in accord with each Fund's investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Mellon Capital is also responsible for effecting all security transactions on behalf of each Fund. The Sub-Advisory Agreement also provides that Mellon Capital, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Funds for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


The Sub-Advisory Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of each Fund or the Board of Managers. It may be terminated at any time upon 60 days' notice by the Adviser or upon 90 days' notice by the sub-adviser, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. The Sub-Advisory Agreement also provides that Mellon Capital is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to each Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from each JNL/Mellon Capital Management Funds the following fees:

ASSETS                                             ANNUAL RATE
------                                             -----------
First $50 million                                       0.12%
Next $50 million                                        0.06%
Over $100 million                                       0.03%


The break points apply to the assets of each Fund separately.

MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Managers or by a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Managers to request and evaluate, and a corresponding duty upon the investment adviser and sub-adviser, if applicable, to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Managers are presented at each of their regular meetings with reports and analyses by the Adviser and the sub-adviser regarding (i) the investment performance of each Fund of the JNLNY Variable Fund, in relation to benchmark indices and in relation to other funds having similar investment objectives;
(ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Funds' sub-adviser also make in-person reports to the Managers at least annually.

The Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the JNLNY Variable Fund. These reports and presentations also form a part of the information considered by the Managers in determining whether to approve the continuation of the agreements with the Adviser and the sub-adviser.

Described below is a summary of additional information provided to and considered by the Managers, and their conclusions with respect thereto, that formed the basis of the Managers' approval of the current investment advisory and sub-advisory agreements of the JNLNY Variable Fund.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The current Investment Advisory and Management Agreement between JNL Variable Fund and the Adviser contemplates a "manager of managers" structure, whereby the Adviser, with the approval of the Manager but without necessity of obtaining shareholders approval, may select, retain, and compensate unaffiliated sub-advisers for the Funds, or materially amend agreements with unaffiliated sub-advisers. The Advisers and the JNL Variable Fund have been granted an exemption by the SEC. The "manager of managers" structure, and a form of Investment Advisory and Management Agreement were approved by the Managers at a meeting held on September 25, 2003, and approved by interest holders at a meeting held on December 1, 2003.


At their meeting on May 13, 2004, the Managers were presented by the Adviser with information regarding (i) the nature of the services to be provided to the Fund by the Adviser, including its procedures for monitoring and evaluating the sub-adviser and service providers; (ii) the fees proposed to be charged the Fund by the Adviser, in comparison with the fees charged other underlying funds of variable annuity products, including: (a) the proposed 20 bps reduction in fees for all Funds that approved the 20 bps Rule 12b-1 fee proposed to be charged to the Funds' Class A shares, and (b) the proposed further reduction in fees proposed to be charged to Funds whose interest holders approved sub-advisory agreements with Curian; (iii) ancillary benefits which might be expected to accrue to the Adviser in respect of its investment advisory relationship with the Fund, including the fees payable to the Adviser as administrator; (iv) the overall expenses of the Fund in comparison with other underlying funds of variable annuity products and (v) the Adviser's profitability from its investment advisory and other services to the Funds.


In determining to approve the Investment Advisory and Management Agreement with the Adviser, the Managers considered the information provided by the Adviser indicating: (i) the services to be provided by the Adviser under the agreement were necessary for the operation of the Fund; (ii) the quality of the services which had been provided by the Adviser in the past (iii) the compensation proposed to be paid the Adviser for its services under the agreement, including ancillary benefits, and the overall expenses of the Fund, were reasonable both in relation to the nature and quality of the services to be provided by the Adviser, and in relation to the fees and expenses of other underlying funds of variable annuity products and (iv) the Adviser's profitability from its services under the agreement.

At their meeting on February 12, 2004, the Managers were presented by the Adviser with information regarding the proposed change in sub-adviser from Curian Capital LLC to Mellon Capital Management Corporation. In addition, as described below, the Board was informed that if Mellon Capital were approved as sub-adviser to the Funds, the Adviser would pass through the proposed decrease in the sub-advisory fees.

SUB-ADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT CORPORATION


The Board of Managers, at its February 12, 2004, meeting, approved a change in sub-advisor from Curian to Mellon Capital Management Corporation ("Mellon Capital"). In determining to approve the sub-advisory agreement, the Managers considered information provided by Mellon Capital, as well as information and analysis provided by the Adviser with respect to Mellon Capital. Among the type of information considered by the Managers in determining approval of the sub-advisory agreement was in the best interests of the Funds, were the following:

     o Information, prepared by Mellon Capital, describing Mellon Capital's investment processes, the security selection criteria employed in managing the Funds, and the qualifications of the Mellon Capital personnel involved in managing the Funds.

     o An analysis, prepared by the Advisor, comparing the sub-advisory fees charged by Mellon Capital with respect to other investment advisory clients pursuing investment strategies similar to those of the Funds, indicating the fees proposed to be paid Mellon Capital under the sub-advisory agreement were comparable with those paid by other funds for similar services, and lower than the Funds' current sub-advisory fee rates. The Managers also were told that the Adviser would correspondingly reduce the Funds' advisory fees, so that Contract owners would benefit from the fee reductions.


     o    The Managers considered Mellon's positive compliance history.


     o    Copies of Mellon Capital's Code of Conduct.

     o    Copies of Mellon Capital's Statement of Policy on Brokerage Practices.

     o Copies of Mellon Capital's Statement of Policy on Allocation of Transactions Among Clients.

     o    Copies of Mellon Capital's Proxy Voting Policies and Procedures.


LICENSE AGREEMENTS. JNL has entered into a License Agreement with Dow Jones & Company under the terms of which the Funds and JNLNY are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

JNL has entered into a License Agreement with Standard & Poor's(R). The JNL/Mellon Capital Management The S&P 10 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


JNL has entered into a License Agreement with Value Line(R). Value Line Publishing, Inc.'s ("VLPI") only relationship to JNL is VLPI's licensing to Jackson National Life Insurance Company ("JNL") of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to JNL, this Product or any investor. VLPI has no obligation to take the needs of JNL or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

ADMINISTRATIVE FEE. Each Fund pays to JNAM L.L.C., as administrator of the Fund (the "Administrator"), an Administrative Fee. Each Fund, except the JNL/Mellon Capital Management Global 15 Fund, pays an Administrative Fee of 0.15% of the average daily net assets of the Fund. The JNL/Mellon Capital Management Global 15 Fund pays an Administrative Fee of 0.20% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In accord with the Administration Agreement, the Administrator is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.


CUSTODIAN AND TRANSFER AGENT. Mellon Trust of New England, N.A. (formerly Boston Safe Deposit & Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for each Fund of the JNLNY Variable Fund. In general, the custodian is responsible for holding the cash and securities of the Funds and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

JNAM L.L.C. is the transfer agent and dividend-paying agent for each Fund of the JNLNY Variable Fund.


REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM. The Managers have appointed KPMG LLP as the Fund's registered INDEPENDENT PUBLIC ACCOUNTING FIRM. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Fund's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.

THE DISTRIBUTOR. Jackson National Life Distributors, Inc. (the "Distributors" or "JNLD"), 8055 E. Tufts Avenue, Denver, Colorado 80237, is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Managers on September 9, 2004.


RULE 12B-1 PLAN. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.


On September 9, 2004, the Board of Managers of the Companies, including all of the Independent Managers, approved the Rule 12b-1 Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund. Also at that meeting, the Board, including all of the Independent Managers, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of each Company. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson National Life and Jackson National NY.


Current interest holders of each Fund, who will become the Class A interest holders of that Fund under the multi-class plan, must approve the Rule 12b-1 Plan before it may become effective for that Fund. This description of the Rule 12b-1 Plan and the Distribution Agreement is qualified in its entirety by reference to the Rule 12b-1 Plan and the Distribution Agreement.

Under the Rule 12b-1 Plan, each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A interests of the Fund. To the extent consistent with the Rule 12b-1 Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. The types of services and expenses that may be reimbursed or compensated pursuant to the Rule 12b-1 Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of interests of the Companies or the Funds;

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund interests.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreement, the sub-adviser is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund with broker-dealers selected in their discretion. The sub-adviser is obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Fund ("best execution"), and the sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, the sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-adviser's policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by the sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreement, and subject to best execution, the sub-adviser also expressly is permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, the sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Fund and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-adviser's services to the Fund

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.


During  the  fiscal  year  ended  December  31,  2004,  the Funds did not direct
portfolio  securities   transactions,   nor  pay  any  commissions  thereon,  to
broker-dealers which provided research services to the Funds' sub-advisers.


The Managers periodically review the sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review commissions paid by the Funds over a period of time to determine if they are reasonable in relation to the benefit to the Funds.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Fund, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Managers on a regular basis.


Subject to compliance with Rule 10f-3 under the 1940 Act, the sub-adviser is permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Managers on a regular basis.


Subject to compliance with Rule 17a-7 under the 1940 Act, the sub-adviser is permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Managers on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:



                                                    Fiscal year ended      Fiscal year ended      Fiscal year ended
                                                    December 31, 2004      December 31, 2003      December 31, 2002

JNL/Mellon Capital Management Global 15 Fund              $6,285                $3,064                  $2,633
   (NY)
JNL/Mellon Capital Management 25 Fund (NY)                14,026                 7,504                   1,675
JNL/Mellon Capital Management Select Small Cap            16,988                 6,288                   2,633
   Fund (NY)
JNL/Mellon Capital Management Dow 10 Fund (NY)             8,931                 6,226                   1,166
JNL/Mellon Capital Management S&P 10 Fund (NY)            33,266                 5,695                   1,182
JNL/Mellon Capital Management Nasdaq 15 Fund                 431                     0                       0
   (NY)
JNL/Mellon Capital Management Value Line 25               10,882                     0                       0
   Fund (NY)


During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:



                                      Period Ended         Period Ended          Period Ended
      Name of Broker/Dealer        December 31, 2004     December 31, 2003       December 31, 2002

Curian Clearing, Division of ICA      $28,299               $1,159                   0



The   broker-dealer   listed  above  is  affiliated  with  the  Fund  through  a sub-adviser.


The percentage of the Fund's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2004, is as follows:


                  BROKER/DEALER             PERCENTAGE OF AGGREGATE COMMISSIONS

Curian Clearing, Division of ICA                                 38.65%

As of December 31, 2004, the following Funds owned securities of one of the Fund's regular broker-dealers, or a publicly traded parent company of such broker-dealer:

                                                                                               Value of Securities
                                                                                               Owned (In THOUSANDS)
                          FUND                                      BROKER-DEALER
JNL/Mellon Capital Management The Dow 10 Fund (NY)                  CitiGroup Inc.                     1,526


CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the JNLNY Variable Fund, the Adviser, and Mellon Capital have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds. The JNLNY Variable Fund's and the Adviser's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.


PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Managers of the Fund has adopted a proxy voting policy and procedure pursuant to which the Managers have delegated proxy voting responsibility to JNAM, and pursuant to which JNAM has delegated proxy voting responsibility to the sub-adviser. The Fund has adopted the sub-adviser's proxy voting policies and procedures. A summary of the policies and procedures is attached to this SAI. The Managers will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's Shareholders, JNAM, or the sub-adviser, the sub-adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Managers, and a committee of the Board with responsibility for proxy oversight will instruct JNAM and sub-adviser on the appropriate course of action.


The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-adviser will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-adviser, or affiliates of the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company of New York's website at WWW.JNLNY.COM, and (3) on the Securities and Exchange Commission's website at WWW.SEC.GOV.

DISCLOSURE OF PORTFOLIO INFORMATION

The Adviser, Distributor and the Funds have adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Company's policy that public disclosure of information concerning the Funds' portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures generally provide that (i) information about the Funds' portfolio holdings may not be disclosed until it is either filed with the Securities & Exchange Commission, or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after quarter end, and (ii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Fund's President, and
(iii) portfolio holding information for the fund of funds and index funds that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one day prior to the use of any printed materials.

PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Funds and the Distributor may disclose the Funds' ten largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten largest portfolio holdings on the Funds' website at WWW.JNLNY.COM at approximately the same time as printed performance updates are first released. For the Mellon and Standard & Poor's sub-advised Funds, the distributor may periodically disclose portfolio holdings thirty days after the relevant reporting period and shall not be provided to any broker-dealers on a preferential basis. The Funds may also disclose, on their website, portfolio holdings and composition as of the end of each quarter; such information may be released not less than 30 days after the end of the relevant quarter.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Funds and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's service providers and the Company's disinterested directors in connection with their transactions/services to or on behalf of the Funds. In addition to the Adviser, these service providers include any sub-adviser, distributor, auditor, and legal counsel.

The Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Company's President in writing and upon his determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

Any exceptions authorized by the President are reported to the Board of Trustees/Managers. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders. The President's exceptions will be consistent with the general principals of these procedures and will not permit inappropriate trading or violate confidentiality.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Funds at their net asset value. Interests are purchased using premiums received on policies issued by JNL/NY. The Separate Account is funded by interests of the Funds.

All investments in the Funds are credited to the interest holder's account in the form of full and fractional interests of the designated Funds (rounded to the nearest 1/1000 of an interest). The JNLNY Variable Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value ("NAV") of each Fund's interests is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. Short-term securities maturing within 60 days are valued on the amortized cost basis. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, the Fund's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Managers, to determine the "fair value" of such securities for purposes of calculating a Fund's NAV. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Effective March 1, 2003, certain specified percentage movements in U.S. equity market indices will be deemed under the Fund's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's NAV.

The Managers have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Managers, the "fair value" of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's net asset value is not calculated. A Fund calculates net asset value per share, and effects sales, redemptions and repurchases of its shares at that net asset value per share, as of the close of the NYSE once on each Business Day. A Fund's net asset value calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

The Fund may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

       DESCRIPTION OF INTERESTS; VOTING RIGHTS; INTEREST HOLDER INQUIRIES

DESCRIPTION OF INTERESTS. The JNLNY Variable Fund may issue an unlimited number of full and fractional interests of each Fund and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of a Fund represents an equal proportionate interest in that Fund with each other interest. The JNLNY Variable Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, interest holders are entitled to share pro rata in the net assets of such Fund available for distribution to interest holders. Each issued and outstanding interest in a Fund is entitled to participate equally in dividends and distributions declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of each Fund, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the JNLNY Variable Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

VOTING RIGHTS. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the particular Fund affected by the proposal. When a majority is required under the 1940 Act, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Because the interests in the Funds of JNLNY Variable Fund have been sold only to a separate account of JNL/NY to fund certain variable contracts (the "Contracts") issued by JNLNY through its separate account, JNLNY is the owner of record of all of the interests in the Funds. As may be required by applicable law and interpretations of the staff of the SEC, JNLNY will solicit voting instructions from owners of Contracts regarding matters submitted to interest holder vote, and will vote the interests held by its separate accounts in accord with the voting instructions received from Contract owners to whose Contracts such interests are attributable. This is sometimes referred to as "pass through" voting. Further, those interests held in the separate accounts for which no voting instructions are received from Contract owners, also will be voted by JNL/NY in the same proportions as those interests for which voting instructions are received from Contract owners. This is sometimes referred to as "echo" voting.

INTEREST HOLDER INQUIRIES. All inquiries regarding the JNLNY Variable Fund should be directed to the JNLNY Variable Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS


The JNLNY Variable Fund consists of JNL/Mellon Capital Management Funds.

JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS

The only owners of any JNL/Mellon Capital Management Fund are JNL/NY separate accounts that hold such interests pursuant to variable annuity and variable life insurance contracts. As a limited liability company whose interests are sold only to JNL Separate Accounts, the JNLNY Variable Fund and its JNL/Mellon Capital Management Funds are disregarded as entities for purposes of federal income taxation.

JNL/NY, through its separate accounts, is treated as owning the assets of the JNL/Mellon Capital Management Funds directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the JNL/Mellon Capital Management Funds are not taxable to the JNL/Mellon Capital Management Funds, and are taxed as part of the operations of JNL/NY.

CONTRACT OWNERS

Under current tax law, increases in policy value resulting from interest, dividend income and capital gains are not currently taxable to (nor are losses currently deductible by) policy owners, when left to accumulate within a variable annuity policy. Additional information relating to the tax treatment of the variable annuity policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

INTERNAL REVENUE CODE DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts (that is, the assets of the Funds) that fund contracts such as the variable annuity policies issued by JNL/NY. Failure to satisfy those standards would result in imposition of federal income tax on a variable annuity or variable life insurance policy owner with respect to the increase in the value of the variable annuity or variable life insurance policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, a segregated asset account, such as the Fund of a JNL/Mellon Capital Management Fund, will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

Each JNL/Mellon Capital Management Fund is managed with the intention of complying with these alternative diversification requirements under the Treasury Regulations. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

                              FINANCIAL STATEMENTS


The financial statements of the JNLNY Variable Fund I for the period ended December 31, 2004, are incorporated by reference (which means they legally are a part of this SAI) from the JNLNY Variable Fund's Annual Report to interest holders. The Annual Report is available at no charge upon written or telephone request to the JNLNY Variable Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.



--------
* Mr. Fritts is an "interested person" of the JNL Variable Funds due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser.

                            JNLNY VARIABLE FUND I LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Funds) of the Registrant.

Item 23.  Exhibits

(a) Certificate of Formation of Registrant dated January 26, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

(b)(1) Operating Agreement of Registrant, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

   (2) Operating Agreement of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on December 28, 2001.

   (3) Operating Agreement of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (4)   Operating Agreement of Registrant, attached hereto.

(c)      Not Applicable

(d)(1)   Investment Advisory and Management Agreement between
         Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's
         Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

   (2) Form of Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P., incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

   (3) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and First Trust Advisors L.P., dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on December 28, 2001.

   (4) Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No.1 filed with the Securities and Exchange Commission on December 28, 2001.

   (5) Amendment to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated May 16, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission on May 20, 2002.

   (6)   Investment Sub-Advisory Agreement between Registrant and
         Jackson National Asset Management, LLC dated May 16, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission on May 20, 2002.

   (7) Amendment to Investment Advisory and Management Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (8) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Curian Capital LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (9) Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated
         February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

  (10) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

  (11) Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-
         Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

  (12) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated May 3, 2004, incorporated by reference to Registrant's Post-
         Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

  (13) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed with the Securities Exchange Commission on October 4, 2004.

  (14) Form of Amendment to Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed with the Securities Exchange Commission on October 4, 2004.

  (15) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, dated May 2, 2005, attached hereto.

(e)(1) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York and JNLNY Separate Account I dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

   (2) Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (3)   Distribution Agreement between Registrant and Jackson
         National Life Distributors, Inc. dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on February 27, 2004.

   (4) Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

   (5) Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the Securities Exchange Commission on June 28, 2004.

(f)      Not Applicable

(g)(1) Delegation, Custody and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

   (2) Form of Amended and Restated Mutual Fund Custody and Services Agreement between the Registrant and Boston Safe Deposit and Trust Company, dated May 1, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on December 28, 2001.

   (3)   Amendment  to Amended and  Restated  Mutual Fund  Custody and Services
         Agreement between Registrant and Boston Safe Deposit and Trust Company, dated June 3, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (4) Form of Mutual Fund Custody and Services Agreement between the Registrant and Curian Clearing, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (5) Amendment to Amended and Restated Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (6) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

   (7) Form of Amendment to Amended and Restated Mutual Fund Custody and Service Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

   (8) Form of Amendment to Amended and Restated Mutual Fund Custody and Service Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the Securities Exchange Commission on June 28, 2004.

   (9) Form of Amendment to Amended and Restated Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated
         May 2, 2005, attached hereto.

(h)(1) Administration Agreement between Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 27, 1999.

   (2)   Administration Agreement between Registrant and Jackson National
         Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No.1 filed with the Securities and Exchange Commission on December 28, 2001.

   (3) Amendment to the Administration Agreement dated March 20, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission on May 20, 2002.

   (4) Amendment to the Administration Agreement dated May 16, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the Securities and Exchange Commission on May 20, 2002.

   (5) Transfer Agency Agreement dated May 16, 2002, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 29, 2003.

   (6) Amendment to the Administration Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (7) Amendment to the Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (8) Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC dated February 18, 2004, incorporated by reference to Registrant's Post-Effective
         Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

   (9) Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC dated February 18, 2004, incorporated by reference to Registrant's Post-Effective
         Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

   (10) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

   (11) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

   (12) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the Securities Exchange Commission on June 28, 2004.

   (13) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the Securities Exchange Commission on June 28, 2004.

   (14) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 15, 2004, attached hereto.

(i)      Opinion of Counsel, attached hereto.

(j)      Auditor's Consent, attached hereto.

(k)      Not Applicable

(l)      Not Applicable

(m)(1) Form of Rule 12b-1 Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (2) Rule 12b-1 Plan adopted February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on February 27, 2004.

   (3) Form of Rule 12b-1 Plan, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

   (4) Form of Rule 12b-1 Plan, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the Securities Exchange Commission on June 28, 2004.

   (5)   Form of Rule 12b-1 Plan, dated May 2, 2005, attached hereto.

(n)(1) Form of Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (2) Multiple Class Plan adopted February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

   (3) Form of Multiple Class Plan, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities Exchange Commission on April 29, 2004.

   (4) Form of Multiple Class Plan, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 8 filed with the Securities Exchange Commission on June 28, 2004.

   (5)  Form of Multiple Class Plan, dated May 2, 2005, attached hereto.

(o)      Not Applicable

(p)(1) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No.1 filed with the Securities and Exchange Commission on December 28, 2001.

   (2) First Trust Advisors, L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No.1 filed with the Securities and Exchange Commission on December 28, 2001.

   (3) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed with the Securities and Exchange Commission on April 17, 2002.

   (4) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 29, 2003.

   (5) Curian Capital LLC's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on October 14, 2003.

   (6) Mellon Capital Management's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

   (7) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed with the Securities Exchange Commission on February 27, 2004.

   (8)   The Registrant's Code of Ethics, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

         Jackson National Separate Account I
         Jackson National Separate Account III
         Jackson National Separate Account IV
         Jackson National Separate Account V
         JNLNY Separate Account I
         JNLNY Separate Account II
         JNLNY Separate Account IV

Item 25. Indemnification.

Article V of the Registrant's Operating Agreement provides the Registrant shall indemnify each current and former member of its Board and each of its officers (including persons who serve at the Registrant 's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person.

The Registrant shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. The Registrant shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.


The  foregoing  indemnification  arrangements  are subject to the  provisions of
Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant.

Item 26. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Fund are the following: the description of the business of Jackson National Asset Management, LLC (JNAM) contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Bouchard, Fritts, Bouchard, D'Annunzio, Frauenheim, McLellan and Nerud and Mrs. Engler, Ms. Rhee, contained in the section entitled "Management of the Fund" and the description of JNAM contained in the section entitled "Investment Advisory and Other Services" of the Statement of Additional Information.

         Directors and Officers of JNAM:

Name                 Address                   Principal Occupation

Andrew B. Hopping          1 Corporate Way           President, Managing
                           Lansing, MI 48951         Board Member
                                                     (3/98 to Present)

Mark D. Nerud              1 Corporate Way           Chief Financial Officer
                           Lansing, MI 48951         (3/98 to Present)

Susan S. Rhee              1 Corporate Way           Secretary (1/00 to Present)
                           Lansing, MI 48951         Chief Legal Officer (7/04
                                                     to Present)

Steve Fredricks            1 Corporate Way           Chief Compliance Officer
                           Lansing, MI 48951         (2/05 to Present)

Robert A. Fritts           1 Corporate Way           Board Member
                           Lansing, MI 48951         (11/03 to present)

Thomas J. Meyer            1 Corporate Way           Board Member
                           Lansing, MI 48951         (11/03 to present)

     Mellon Capital Management Corporation, File No. 801-19785, the sub-adviser of the funds of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information.

Item 27. Principal Underwriters.

(a) Jackson National Life Distributors, Inc. acts as general distributor for the Registrant. Jackson National Life Distributors, Inc. also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account V, the Jackson National Separate Account IV, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV and JNL Series Trust.

(b)          Directors and Officers of Jackson National Life Distributors, Inc.:

Name and Business Address          Positions and Offices with Underwriter

Michael A. Wells                   Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                  Director and Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                   President and Chief Executive Officer
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Nikhil Advani                      Vice President - Product Management
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Stephen M. Ash                     Vice President - Finance
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Michael Bell                       Senior Vice President and Chief Legal Officer
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Kristen (West) Billows             Vice President - Fixed Annuities Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

William Britt                      Vice President - Market Planning and
8055 E. Tufts Avenue               Analysis
Suite 1100
Denver, CO 80237

Tori Bullen                        Vice President - Institutional Marketing
210 Interstate North Parkway       Group
Suite 401
Atlanta, GA 30339-2120

Doug Campbell                      Senior Vice President and National Sales
8055 E. Tufts Avenue               Director
Suite 1100
Denver, CO 80237

Maura Collins                      Vice Presdent - Regulatory Accounting and
8055 E. Tufts Avenue               Special Projects
Suite 1100
Denver, CO 80237

Robert DeChellis                   Executive Vice President - National Sales
8055 E. Tufts Avenue               Manager
Suite 1000
Denver, CO 80237

Anthony L. Dowling                 Assistant Vice President and
8055 E. Tufts Avenue               Chief Compliance Officer
Suite 1100
Denver, CO 80237

Joseph D. Emanuel                  Executive Vice President
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Steve Goldberg                     Vice President - Guaranteed Product
8055 E. Tufts Avenue               Development
Suite 1100
Denver, CO 80237

Luis Gomez                         Vice President - Creative Services
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Thomas Hurley                      Vice President - Market Research
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

John Kawauchi                      Senior Vice President - Marketing
8055 E. Tufts Avenue               and Corporate Communications
Suite 1100
Denver, CO 80237

Steve Kluever                      Vice President - Variable Product
8055 E. Tufts Avenue               Development
Suite 1100
Denver, CO 80237

David R. Lilien                    Senior Vice President - National Sales
8055 E. Tufts Avenue               Development
Suite 1100
Denver, CO 80237

James Livingston                   Senior Vice President - Product Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Susan McClure                      Vice President - Business Development and
8055 E. Tufts Avenue               Chief of Staff
Suite 1100
Denver, CO 80237

Thomas J. Meyer                    Secretary
1 Corporate Way
Lansing, MI 48951

Michael Nicola                     Senior Vice President - Strategic
8055 E. Tufts Avenue               Relationships
Suite 1100
Denver, CO 80237

Bradley J. Powell                  Executive Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Peter Radloff                      Vice President - Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Gregory B. Salsbury                Executive Vice President
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Marilynn Scherer                   Vice President - National Sales Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Greg Smith                         Senior Vice President - Project Management/
8055 E. Tufts Avenue               Business Solutions
Suite 1100
Denver, CO 80237

David Sprague                      Vice President - National Sales Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Daniel Starishevsky                Vice President - Variable Annuity Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Doug Townsend                      Vice President, Controller and FinOp
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Ray Trueblood                      Vice President - National Sales Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Phil Wright                        Vice President - Copywriting Services
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), One Boston Place, Boston, Massachusetts 02108.

Item 29. Management Services.

         Not Applicable.

Item 30. Undertakings.

         Not Applicable.
                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 27th day of April 2005.

                       JNLNY VARIABLE FUND I LLC


               By:     /s/ Robert A. Fritts by Thomas J. Meyer*
                       -----------------------------------------
                       Robert A. Fritts
                       President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Robert A. Fritts by Thomas J. Meyer*           April 27, 2005
--------------------------------------------       ------------------
Robert A. Fritts
President, Chief Executive Officer and Manager


/s/ Michelle Engler by Thomas J. Meyer*            April 27, 2005
--------------------------------------------       ------------------
Michelle Engler
Manager


/s/ Michael Bouchard by Thomas J. Meyer*           April 27, 2005
--------------------------------------------       ------------------
Michael Bouchard
Manager


/s/ Dominic D'Annunzio by Thomas J. Meyer*         April 27, 2005
--------------------------------------------       ------------------
Dominic D'Annunzio
Manager


/s/ Joseph Frauenheim by Thomas J. Meyer*          April 27, 2005
-------------------------------------------       ------------------
Joseph Frauenheim
Manager


/s/ Richard D. McLellan by Thomas J. Meyer*        April 27, 2005
--------------------------------------------       ------------------
Richard D. McLellan
Manager


/s/ Mark D. Nerud by Thomas J. Meyer*              April 27, 2005
--------------------------------------------       ------------------
Mark D. Nerud
Vice President, Chief Financial Officer and Treasurer


* Attorney In Fact

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNLNY VARIABLE FUND I LLC, a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNLNY Variable Fund I LLC, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Clark P. Manning, his/her attorney, with full power of substitution and re-substitution, for and in his/her name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.



/s/ Mark D. Nerud               Date     January 1, 2005
--------------------------           ------------------------

/s/ Michael Bouchard            Date     January 1, 2005
--------------------------           ------------------------

/s/ Dominic D'Annunzio          Date     January 1, 2005
--------------------------           ------------------------

/s/ Michelle Engler             Date     January 1, 2005
--------------------------           ------------------------

/s/ Joseph Frauenheim           Date     January 1, 2005
--------------------------           ------------------------

/s/ Robert A. Fritts            Date     January 1, 2005
--------------------------           ------------------------

/s/ Richard D. McLellan         Date     January 1, 2005
--------------------------           ------------------------

                                  EXHIBIT LIST


Exhibit
Number            Description


23.(b)(4)   Operating Agreement of Registrant, attached hereto as
            EX-99.23(b)(4).

23.(d)(15)  Form of Amendment to Investment Sub-Advisory Agreement between
            Jackson National Asset Management, LLC and Mellon Capital
            Management Corporation, dated May 2, 2005, attached hereto hereto as EX-99.23(d)(15).

23.(g)(9)   Form of Amendment to Amended and Restated Mutual Fund Custody and
            Services Agreement between Registrant and Mellon Trust of New
            England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 2, 2005, attached hereto as EX-99.23(g)(9).

23.(h)(14)  Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 15, 2004, attached hereto as EX-99.23(h)(14).

23.(i)      Opinion of Counsel, attached hereto as EX-99.23(i).

23.(j)      Auditor's Consent, attached hereto as EX-99.23(j).

23.(m)(5)   Form of Rule 12b-1 Plan, dated May 2, 2005, attached hereto as
            EX-99.23(m)(5).

23.(n)(5)   Form of Multiple Class Plan, dated May 2, 2005, attached hereto as EX-99.23(n)(5).

23.(p)(8)   The Registrant's Code of Ethics, attached hereto as EX-99.23(p)(8).